Pursuant to Rule 497(b)
                                                      Registration No. 333-79169

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                                      LOGO
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                             EQUITY SECURITIES TRUST
                                    SERIES 23
                          MUNICIPAL SYMPHONY SERIES II



Equity Securities Trust, Series 23, Municipal Symphony Series II consists of two separate unit investment trusts designated as the California Portfolio and the New York Portfolio. Each of the Trusts will consist of a fixed, diversified portfolio of publicly traded common stock of closed-end investment companies, the portfolios of which are concentrated in tax exempt municipal bonds issued by the state for which the Trust portfolio is designated. The Sponsor is Investec Ernst & Company, as successor to ING Funds Distributor, Inc. These municipal funds and their weightings in each Trust portfolio will be selected based upon the recommendations of the portfolio consultant. The Trusts seek to preserve capital and to provide interest income which is generally exempt from regular Federal income tax, and from state and local taxes when received by residents of the state for which a Trust portfolio is designated. The possibility of capital growth is a secondary objective. The Sponsor cannot assure that the Trusts will achieve these objectives. The minimum purchase is 100 Units.

This Prospectus consists of two parts. Part A contains the Summary of Essential Information including summary material relating to the Trusts, the Portfolios and the Statements of Financial Condition of the Trusts. Part B contains more detailed information about the Trusts. Part A may not be distributed unless accompanied by Part B. Please read and retain both parts of this Prospectus for future reference.




================================================================================


================================================================================

     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                         PROSPECTUS DATED APRIL 30, 2001

                               INVESTMENT SUMMARY

OBJECTIVES. The Trusts each seek to preserve capital and to provide investors with interest income which is generally exempt from regular Federal income tax and from state and local taxes when received by residents of the state for which a portfolio is designated. The possibility of capital growth is a secondary objective. There is no guarantee that the objectives of the Trusts will be achieved.

PORTFOLIO SELECTION. Each Trust seeks to achieve its objectives by investing in a portfolio of the common stock of closed-end investment companies, the portfolios of which are concentrated in municipal bonds issued by the state for which the portfolio is designated. As used herein, the term "Securities" means the common stocks of the municipal funds initially deposited in a Trust and contracts and funds for the purchase of such municipal funds, and any additional securities acquired and held by such Trust pursuant to the provisions of the Indenture.

DESCRIPTION OF PORTFOLIOS.*/ The California Portfolio contains 15 issues of domestic common stock. 100% of the issues are represented by the Sponsor's contracts to purchase. 93.54% of the California Portfolio is listed on the New York Stock Exchange and approximately 6.46% is listed on the American Stock Exchange. The New York Portfolio contains 14 issues of domestic common stock. 100% of the issues are represented by the Sponsor's contracts to purchase. Approximately 94.99% of the New York Portfolio is listed on the New York Stock Exchange and approximately 5.01% is listed on the American Stock Exchange.

RISK CONSIDERATIONS. Unitholders can lose money by investing in a Trust. The value of the units, the Securities and the bonds held by the municipal funds included in the portfolios can each decline in value. An investment in units of a Trust should be made with an understanding of the following risks:

   o The municipal funds which comprise the Securities invest in municipal bonds. Municipal bonds are long-term fixed rate debt obligations that decline in value with increases in interest rates, an issuer's worsening financial condition or a drop in bond ratings. The longer the maturity of a municipal bond the greater the risk of a decline in value with increases in interest rates.

   o The municipal funds will receive early returns of principal when bonds are called or sold before they mature. The funds may not be able to reinvest the money they receive at as high a yield or as long a maturity.

   o The Securities are shares of common stock which are subject to the risk that the financial condition of the issuers may become impaired or that the general condition of the stock market may worsen.

   o The high yield bonds held by the municipal funds will generally be rated in lower rating categories (Baa or lower by Moody's and BBB or lower by Standard & Poor's), or in comparable non-rated municipal securities. While these lower rated securities offer a higher return potential than higher rated securities, they also involve greater price volatility and greater risk of loss of income and principal.

   o Unitholders will pay both Trust expenses and a share of each municipal fund's expenses.

   o The Securities are shares of closed-end funds which frequently trade at a discount from their net asset value in the secondary market. The amount of such discount is subject to change from time to time in response to various factors.


--------

*/ For changes in the Trust Portfolios from January 1, 2001 to March 15, 2001 see Schedule A on pages A-10 through A-11 which reflects the content or "makeup" of the Trust Portfolio as of March 15, 2001.

   o Since the portfolios of the Trusts are fixed and "not managed", in general the Sponsor can only sell securities at a Trust's termination or in order to meet redemptions. As a result, the price at which each security is sold may not be the highest price it attained during the life of such Trust.

   o When cash or a letter of credit is deposited with instructions to purchase securities in order to create additional units, an increase in the price of a particular security between the time of deposit and the time that securities are purchased will cause the units to be comprised of less of that security and more of the remaining securities. In addition, brokerage fees incurred in purchasing the Securities will be an expense of the Trusts.

   o A decline in the value of the Securities during the initial offering period may require additional Securities to be sold in order to reimburse the Sponsor for organization costs. This would result in a decline in value of the Units.

   o Because of each Trust's concentration in state-specific municipal funds, the safety of an investment in a Trust will depend substantially upon the financial strength of a particular state and its political subdivisions. Thus, investors should consider the greater risk of a Trust's concentration versus the safety that comes with a less concentrated investment portfolio.

PUBLIC OFFERING PRICE. The Public Offering Price per 100 units of each of the Trusts is calculated by:

   o dividing the net assets of the Trust by the number of units outstanding;

   o adding a sales charge of 4.50% (4.712% of the net amount invested); and

   o multiplying the result by 100.

The price of a single unit, or any multiple thereof, is calculated by dividing the Public Offering Price per 100 units by 100 and multiplying by the number of units. Orders involving at least 10,000 units will be entitled to a volume discount from the Public Offering Price. The Public Offering Price per Unit may vary on a daily basis in accordance with fluctuations in the aggregate value of the underlying Securities and each investors's purchase price will be computed as of the date the units are purchased.

DISTRIBUTIONS. Distributions of dividends received, less expenses, will be made by the Trust on the last business day of every month. The final distribution will be made within a reasonable period of time after each Trust terminates.

MARKET FOR UNITS. Unitholders may sell their units to the Sponsor or the Trustee any time, without fee or penalty. However, the Sponsor intends to repurchase units from unitholders throughout the life of each of each of the Trusts at prices based upon the market value of the underlying Securities. However, the Sponsor is not obligated to maintain a market and may stop doing so without prior notice for any business reason. If a market is not maintained a unitholder will be able to redeem his units with the Trustee at the same price. The existence of a liquid trading market for these Securities may depend on whether dealers will make a market in these Securities. There can be no assurance of the making or the maintenance of a market for any of the Securities contained in the portfolios of the Trusts or of the liquidity of the Securities in any markets made. The price at which the Securities may be sold to meet redemptions and the value of the Units will be adversely affected if trading markets for the Securities are limited or absent.

TERMINATION. Each of the Trusts will terminate in approximately five years. At that time investors may choose one of the following three options with respect to their terminating distribution:

   o receive the distribution in-kind if they own at least 2,500 Units;

   o receive cash upon the liquidation of their pro rata share of the Securities; or

   o reinvest in a subsequent series of the Equity Securities Trust (if one is offered) at a reduced sales charge.

REINVESTMENT PLAN. Unitholders may elect to automatically reinvest their distributions, if any (other than the final distribution in connection with the termination of a Trust) into additional units of a Trust. Investors purchasing additional units of the Trust by automatically reinvesting their distributions will not be assessed a sales charge. See "Reinvestment Plan" in Part B for details on how to enroll in the Reinvestment Plan.

                                    FEE TABLE
                            FOR CALIFORNIA PORTFOLIO
                             As of December 31, 2000

This Fee Table is intended to help you to understand the costs and expenses that you will bear directly or indirectly. See "Public Offering and Trust Expenses and Charges." Although the Trust is a unit investment trust rather than a mutual fund, this information is presented to permit a comparison of fees.


Unitholder Transaction Expenses
--------------------------------                                                                         Amount
(Fees paid directly from your investment)                                            As a % of            per
                                                                                   Offering Price       100 Units
                                                                                   --------------       ---------

Maximum Sales Charges Imposed on Purchase...............................                  4.50%            $ 42.71


Estimated Annual Fund Operating Expenses                                                                 Amount
-----------------------------------------                                           As a % of             per
(Expenses that are deducted from Trust assets)                                      Net Assets          100 Units
                                                                                    ----------          ---------
Trustee's Fee...........................................................                  .088%            $   .80
Other Operating Expenses................................................                  .041%             $  .37
   Portfolio Supervision, Bookkeeping and Administrative Fees...........   .033%                 $  .30
Underlying Closed-End Fund Expenses*/...................................                  .883%              $8.00
                                                                                          -----              -----
Total...................................................................                 1.012%              $9.17


                                     Example

This Example is intended to help you compare the cost of investing in the Trust with the cost of investing in other unit trusts.

                                                                                 1 year   3 years   5 years
This Example assumes that you invest $10,000 in the Trust for the time periods indicated, assuming the Trust's estimated operating expense ratio of 1.012% and a 5% return on the investment throughout the period. Although your actual costs may be higher or lower, based on these assumptions, your costs
would be:.......................................................................  $549     $758      $984


     The Example does not reflect sales charges on reinvested dividends. The Example assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations applicable to mutual funds. The Example should not be considered a representation of past or future expenses or an annual rate of return; the actual expenses and annual rate of return may be more or less than those assumed for purposes of the Example.



--------

*/Although not an actual Trust operating expense, each Trust, and therefore unitholders, will indirectly bear similar operating expenses of the closed-end funds in which the Trust invests in the estimated amount set forth in the table. The expenses are estimated based on the actual closed-end fund expenses charged in a fund's most recent fiscal year but are subject to change in the future. An investor in a Trust will therefore indirectly pay higher expenses than if the underlying closed-end fund shares were held directly.

                                    FEE TABLE
                             FOR NEW YORK PORTFOLIO
                             As of December 31, 2000

This Fee Table is intended to help you to understand the costs and expenses that you will bear directly or indirectly. See "Public Offering and Trust Expenses and Charges." Although the Trust is a unit investment trust rather than a mutual fund, this information is presented to permit a comparison of fees.



Unitholder Transaction Expenses
--------------------------------                                                                         Amount
(Fees paid directly from your investment)                                            As a % of            per
                                                                                   Offering Price       100 Units
                                                                                   --------------       ---------

Maximum Sales Charges Imposed on Purchase...............................                  4.50%            $ 40.43

                                                                                                         Amount
Estimated Annual Fund Operating Expenses                                            As a % of              per
-----------------------------------------
(Expenses that are deducted from Trust assets)                                      Net Assets          100 Units
                                                                                    ----------          ---------
Trustee's Fee...........................................................                  .093%             $  .80
Other Operating Expenses................................................                  .043%             $  .37
   Portfolio Supervision, Bookkeeping and Administrative Fees...........   .035%                   $.30
Underlying Closed-End Fund Expenses*/...................................                 1.029%             $ 8.83
                                                                                         ------              -----
Total...................................................................                 1.165%             $10.00


                                     Example

This Example is intended to help you compare the cost of investing in the Trust with the cost of investing in other unit trusts.

                                                                                      1 year  3 years  5 years
This Example assumes that you invest $10,000 in the Trust for the time periods indicated, assuming the Trust's estimated operating expense ratio of 1.165% and a 5% return on the investment throughout the period. Although your actual costs
may be higher or lower, based on these assumptions, your costs would be:.............  $563    $803    $1,062


     The Example does not reflect sales charges on reinvested dividends. The Example assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations applicable to mutual funds. The Example should not be considered a representation of past or future expenses or an annual rate of return; the actual expenses and annual rate of return may be more or less than those assumed for purposes of the Example.



--------

*/Although not an actual Trust operating expense, each Trust, and therefore unitholders, will indirectly bear similar operating expenses of the closed-end funds in which the Trust invests in the estimated amount set forth in the table. The expenses are estimated based on the actual closed-end fund expenses charged in a fund's most recent fiscal year but are subject to change in the future. An investor in a Trust will therefore indirectly pay higher expenses than if the underlying closed-end fund shares were held directly.

                        SUMMARY OF ESSENTIAL INFORMATION
                              CALIFORNIA PORTFOLIO
                            As of December 31, 2000:




Initial Date of Deposit:  June 23, 1999                   Minimum Value of Trust: The Trust may be
Aggregate Value of Securities:             $17,340,545      terminated if the value of the Trust is less than 40% of
Number of Units:                             1,913,461      the aggregate value of the Securities at the completion
Fractional Undivided Interest in Trust:  1 / 1,913,461      of the Deposit Period.
Public Offering Price per 100 Units:                      Mandatory Termination Date: The earlier of June 23,
Net Assets of the Trust...................$ 17,342,581      2006 or the disposition of the last Security in the Trust.
Divided By 1,913,461 Units (times 100) ...    $ 906.35    CUSIP Numbers: Cash: 294762 39 8
Plus Sales Charge of 4.50% of Public                       Reinvestment: 294762 47 1
  Offering Price..........................    $  42.71    Trustee: The Chase Manhattan Bank
Public Offering Price+....................     $949.06    Trustee's Fee: $.80 per 100 Units outstanding
Sponsor's Repurchase Price And                            Other Fees and Expenses: $.07 per 100 Units
Redemption Price Per 100 Units++:             $ 906.35       outstanding
Evaluation Time: 4:00 p.m.  New York time.                Sponsor:  Investec Ernst & Company
Minimum Income or Principal  Distribution:                Sponsor's Supervisory Fee: Maximum of $.30 per 100
  $1.00 per 100 Units                                       Units outstanding (see "Trust Expenses and Charges"
Liquidation Period: Beginning five days  prior to the       in Part B).
  Mandatory Termination Date.                             Portfolio Consultant:  Riccardi Group LLC
Rollover Notification Date: June 13, 2006 or another      Record Dates: Fifteenth day of each month
  date as determined by the Sponsor.                      Distribution Dates: Last business day of each month




--------

+ On the Initial Date of Deposit there will be no cash in the Income or Principal Accounts. Anyone purchasing Units after such date will have included in the Public Offering Price a pro rata share of any cash in such Accounts.
++ As of the close of the initial offering period, the Sponsor's Repurchase Price and Redemption Price per 100 Units for the Trust will be reduced to reflect the payment of the organization costs to the Sponsor.

                        SUMMARY OF ESSENTIAL INFORMATION
                               NEW YORK PORTFOLIO
                            As of December 31, 2000:




Initial Date of Deposit:  June 23, 1999                   Minimum Value of Trust:  The Trust may be
Aggregate Value of Securities:             $23,344,028      terminated if the value of the Trust is less than 40% of
Number of Units:                             2,714,524      the aggregate value of the Securities at the completion
Fractional Undivided Interest in Trust:    1/2,714,524      of the Deposit Period.
Public Offering Price per 100 Units:                      Mandatory Termination Date:  The earlier of June 23,
Net Assets of Trust.......................$ 23,289,528      2006 or the disposition of the last Security in the Trust.
Divided By 2,714,524 Units (times 100) ...    $ 857.96    CUSIP Numbers:  Cash: 294762 48 9
Plus Sales Charge of 4.50% of Public                        Reinvestment:  294762 49 7
   Offering Price. .......................    $  40.43    Trustee:  The Chase Manhattan Bank
Public Offering Price+....................     $898.39    Trustee's Fee:  $.80 per 100 Units outstanding
Sponsor's Repurchase Price                                Other Fees and Expenses:  $.07 per 100 Units
And Redemption Price Per 100 Units++:        $  857.96      outstanding
Evaluation Time:  4:00 p.m. New York time.                Sponsor:  Investec Ernst & Company
Minimum Income or Principal                               Sponsor's Supervisory Fee:  Maximum of $.30 per
Distribution:  $1.00 per 100 Units                          100 Units outstanding (see "Trust Expenses and
Liquidation Period:  Beginning five days                    Charges" in Part B).
 prior to the Mandatory Termination Date.                 Portfolio Consultant:  Riccardi Group LLC
Rollover Notification Date:  June 13, 2006 or             Record Dates:  Fifteenth day of each month
another date as determined by the Sponsor.                Distribution Dates:  Last business day of each month




--------

+ On the Initial Date of Deposit there will be no cash in the Income or Principal Accounts. Anyone purchasing Units after such date will have included in the Public Offering Price a pro rata share of any cash in such Accounts.
++ As of the close of the initial offering period, the Sponsor's Repurchase Price and Redemption Price per 100 Units for the Trust will be reduced to reflect the payment of the organization costs to the Sponsor.

                      FINANCIAL AND STATISTICAL INFORMATION


Selected data for each Unit outstanding for the periods listed below:

California Portfolio:



                                                                                               Distributions of
                        Units           Net Asset Value*/    Distributions of Income During    Principal During the
Period Ended            Outstanding     Per 100 Units        the Period (Per 100 Units)        Period (Per 100 Units)
------------            -----------     -------------        --------------------------        ---------------------

  December 31, 1999        907,371            $779.37                     $25.21                          $.14

  December 31, 2000       1,913,461           $906.35                     $54.03                          $.50




New York Portfolio:



                                                                                               Distributions of
                        Units           Net Asset Value*     Distributions of Income During    Principal During the
Period Ended            Outstanding     Per 100 Units        the Period (Per 100 Units)        Period (Per 100 Units)
------------            -----------     -------------        --------------------------        ---------------------

  December 31, 1999       1,646,081           $794.64                     $26.48                          $.08

  December 31, 2000       2,714,524           $857.96                     $55.81                           ___




--------

*/ Net Asset Value per Unit is calculated by dividing net assets as disclosed in the "Statement of Net Assets" by the number of Units outstanding as of the date of the Statement of Net Assets. See Note 5 of Notes to Financial Statements for a description of the components of Net Assets

                                   Schedule A

California Portfolio

  #       Shares    Description                                                 Market Value       % Portfolio
-----    ---------  ------------------------------------------------------   --------------------  -------------

  1        27,758   Dreyfus California Muni Income Fund                       $      233,722.36        1.31%
  2        65,231   Morgan Stanley Dean Witter Cal. Quality Mun.                     838,218.35        4.72%
                    Securities Fund
  3       182,681   Multiholdings California Insured Fund II                       2,535,612.28       14.26%
  4       141,556   Muniyield California Fund                                      1,937,901.64       10.91%
  5       117,337   Muniyield California Insured Fund                              1,566,448.95        8.81%
  6       117,942   Muniyield California Insured Fund II                           1,686,570.60        9.49%
  7        88,246   Nuveen California Investment Quality Municipal Fund            1,383,697.28        7.78%
  8        53,072   Nuveen California Municipal Market Opportunity Fund              852,867.04        4.80%
  9        86,899   Nuveen California Performance Plus Municipal Fund              1,342,589.55        7.55%
 10        25,316   Nuveen California Premium Income Municipal Fund                  344,297.60        1.94%
 11       121,229   Nuveen California Quality Income Municipal Fund                1,982,094.15       11.15%
 12       123,057   Nuveen California Select Quality Municipal Fund                1,941,839.46       10.92%
 13        30,186   Putnam California Investment Grade Municipal Trust               421,660.69        2.37%
 14        17,289   Van Kampen California Municipal Income Trust                     149,549.85        0.84%
 15        33,707   Van Kampen Trust For Investment Grade California                 559,536.20        3.15%
                        Municipals
                                                                             --------------------  -------------
      TOTALS                                                                   $  17,776,606.00      100.00%

                                Schedule A Cont'd

New York Portfolio
  #       Shares    Description                                                 Market Value       % Portfolio
-----    ---------  ------------------------------------------------------   --------------------  -------------
 1        85,241    Dreyfus New York Municipal Income Fund                     $    720,286.45          3.00%
 2        58,175    Morgan Stanley Dean Witter N.Y. Quality Municipal               751,621.00          3.13%
                    Securities
 3       268,442    Multiholdings New York Insured Fund                           3,650,811.20         15.20%
 4       340,879    Muniyield New York Insured Fund                               4,591,640.13         19.12%
 5        33,288    Nuveen Insured New York Premium Income Municipal                479,347.20          2.00%
                    Fund
 6       160,087    Nuveen New York Investment Quality Municipal Fund             2,345,274.55          9.76%
 7       155,866    Nuveen New York Performance Plus Municipal Fund               2,303,699.48          9.59%
 8       183,448    Nuveen New York Quality Income Municipal Fund                 2,669,168.40         11.11%
 9       174,030    Nuveen New York Select Quality Municipal Fund                 2,514,733.50         10.47%
10        54,989    Nuveen New York Municipal Value Fund                            522,395.50          2.17%
11        37,502    Putnam New York Investment Grade Municipal Trust                483,775.80          2.01%
12        77,011    Van Kampen Trust For Investment Grade New York                1,261,440.18          5.26%
                    Municipals
13        64,913    Van Kampen New York Quality Municipal Trust                     943,185.89          3.93%
14        53,293    Van Kampen New York Value Municipal Income Trust                781,808.31          3.25%
                                                                               -------------------  --------------
    TOTALS                                                                     $ 24,019,187.59        100.00%

                         Report of Independent Auditors

The Sponsor, Trustee and Certificateholders of
Equity Securities Trust Series 23, Municipal Symphony Series II

We have audited the accompanying statements of net assets of Equity Securities Trust Series 23, Municipal Symphony Series II, (comprising, respectively, the California Trust and New York Trust) including the portfolios, as of December 31, 2000 and the related statements of operations and changes in net assets and financial highlights for the year then ended and for the period from June 23, 1999 (date of deposit) to December 31, 1999. These financial statements and financial highlights are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Equity Securities Trust Series 23, Municipal Symphony Series II at December 31, 2000, the results of their operations, changes in their net assets and financial highlights for the year then ended and for the period from June 23, 1999 to December 31, 1999, in conformity with accounting principles generally accepted in the United States.


                                                         /s/ Ernst & Young LLP
New York, New York
April 16, 2001

                             Equity Securities Trust

                                    Series 23

                          Municipal Symphony Series II

                                California Trust

                                    Portfolio

                                December 31, 2000

                   Number
   Portfolio         of                                                            Percentage        Cost of             Market
      No.          Shares                        Name of Issuer                   of Trust (1)    Securities (2)       Value (3)
------------------------------------------------------------------------------------------------------------------------------------

      1             27,460     Dreyfus California Municipal Income Fund                1.33%      $    239,737      $      229,977
      2             64,531     Morgan Stanley Dean Witter California Quality
                                  Municipal Securities Fund                            4.70            826,071             814,704
      3            180,721     Muniholdings California Insured Fund II                13.29          2,281,274           2,304,193
      4            140,038     Muniyield California Fund                              11.41          1,853,875           1,978,037
      5            116,078     Muniyield California Insured Fund                       9.16          1,505,993           1,589,109
      6            116,677     Muniyield California Insured Fund II                    9.71          1,553,580           1,684,524
      7             87,299     Nuveen California Investment Quality Municipal
                                  Fund                                                 7.87          1,325,742           1,364,047
      8             52,503     Nuveen California Municipal Market Opportunity
                                  Fund                                                 4.73            834,654             820,359
      9             85,966     Nuveen California Performance Plus
                                  Municipal Fund                                       7.44          1,335,161           1,289,489
     10             25,044     Nuveen California Premium Income
                                  Municipal Fund                                       1.90            331,716             330,268
     11            119,928     Nuveen California Quality Income
                                  Municipal Fund                                      11.15          1,885,954           1,933,839
     12            121,736     Nuveen California Select Quality
                                  Municipal Fund                                      10.92          1,845,309           1,894,516
     13             29,862     Putnam California Investment Grade
                                  Municipal Trust                                      2.41            424,277             417,135
     14             17,103     Van Kampen California Municipal
                                  Income Trust                                          .83            151,530             144,307
     15             33,346     Van Kampen Trust For Investment Grade
                                  California Municipals                                3.15            522,490             546,041
                                                                                 --------------------------------------------------

                                                                                     100.00%      $ 16,917,363       $  17,340,545
                                                                                 ==================================================



See accompanying footnotes to portfolio and notes to financial statements.

                             Equity Securities Trust

                                    Series 23

                          Municipal Symphony Series II

                                 New York Trust

                                    Portfolio

                                December 31, 2000

                   Number
   Portfolio         of                                                            Percentage        Cost of             Market
      No.          Shares                        Name of Issuer                   of Trust (1)    Securities (2)       Value (3)
------------------------------------------------------------------------------------------------------------------------------------

      1              86,725    Dreyfus New York Municipal Income Fund                  2.97%       $   718,359       $     693,800
      2              59,188    Morgan Stanley Dean Witter New York Quality
                                  Municipal Securities Fund                            3.19            746,638             743,549
      3             273,116    Muniholdings New York Insured Fund                     15.06          3,483,334           3,516,368
      4             346,812    Muniyield New York Insured Fund                        19.22          4,404,447           4,486,880
      5              33,867    Nuveen Insured New York Premium Income
                                  Municipal Fund                                       1.98            477,271             461,438
      6             162,871    Nuveen New York Investment Quality Municipal
                                  Fund                                                 9.55          2,351,442           2,229,297
      7              55,946    Nuveen New York Municipal Value Fund                    2.05            488,526             479,038
      8             158,578    Nuveen New York Performance Plus
                                  Municipal Fund                                       9.68          2,616,018           2,259,737
      9             186,642    Nuveen New York Quality Income
                                  Municipal Fund                                      10.94          2,646,210           2,554,662
     10             177,058    Nuveen New York Select Quality
                                  Municipal Fund                                      10.52          2,579,795           2,456,680
     11              38,154    Putnam New York Investment Grade
                                  Municipal Trust                                      2.09            487,293             488,848
     12              66,042    Van Kampen New York Quality
                                  Municipal Trust                                      4.08            952,714             953,481
     13              54,220    Van Kampen New York Value Municipal
                                  Income Trust                                         3.38            736,331             786,190
     14              78,353    Van Kampen Trust For Investment Grade
                                  New York Municipals                                  5.29          1,225,113           1,234,060
                                                                                   ------------------------------------------------

                                                                                     100.00%       $23,913,491       $  23,344,028
                                                                                   ================================================



See accompanying footnotes to portfolio and notes to financial statements.

                             Equity Securities Trust

                                    Series 23

                          Municipal Symphony Series II

                             Footnotes to Portfolio


1. Based on the market value of the securities in the Trust.

2. See "Tax Status" in Part B of this Prospectus for a statement of the Federal tax consequences to a Certificateholder upon the sale or redemption of a security.

3. At December 31, 2000, the net unrealized appreciation (depreciation) of all the securities was comprised of the following:

                                                    California                New York
                                                       Trust                   Trust
                                               ---------------------- ---------------------

Gross unrealized appreciation                      $     520,088          $      176,595
Gross unrealized depreciation                            (96,906)               (746,058)
                                               --------------------------------------------

Net unrealized appreciation (depreciation)         $     423,182          $     (569,463)
                                               ============================================



The accompanying notes form an integral part of the financial statements.

                             Equity Securities Trust

                                    Series 23

                          Municipal Symphony Series II

                            Statements of Net Assets

                                December 31, 2000

                                                                                           California                 New York
                                                                                              Trust                    Trust
                                                                                 ------------------------------------------------

Investments in securities, at market value (cost $16,917,363 and $23,913,491,
   respectively)                                                                    $      17,340,545       $       23,344,028

Other assets
   Dividends receivable                                                                         2,266                    2,555
   Cash                                                                                         1,701                        -
                                                                                 ------------------------------------------------
Total other assets                                                                              3,967                    2,555
                                                                                 ------------------------------------------------

Liabilities
   Due to trustee                                                                                   -                   42,812
   Payable for securities purchased                                                             1,931                   14,243
                                                                                 ------------------------------------------------
Total liabilities                                                                               1,931                   57,055
                                                                                 ------------------------------------------------


Excess of other assets over total liabilities/(liabilities over total assets)
                                                                                                2,036                  (54,500)
                                                                                 ------------------------------------------------

Netassets (1,913,461 and 2,714,524 units of fractional undivided interest outstanding, $9.06 and $8.58, respectively, per unit)
                                                                                    $      17,342,581       $       23,289,528
                                                                                 ================================================



The accompanying notes form an integral part of the financial statements.

                             Equity Securities Trust

                                    Series 23

                          Municipal Symphony Series II

                            Statements of Operations

                                California Trust

                                                                                            For the period from
                                                                                            June 23, 1999 (date
                                                                         Year Ended            of deposit) to
                                                                          December                December
                                                                          31, 2000                31, 1999
                                                               ------------------------------------------------
Investment income
Dividends                                                          $        778,572        $        173,451
Interest                                                                      5,206                   7,695
                                                               ------------------------------------------------
Total income                                                                783,778                 181,146
                                                               ------------------------------------------------

Expenses
Organizational expenses                                                      13,645                       -
Trustee's fees                                                               17,979                   3,357
Surveillance fee                                                              4,392                   1,024
                                                               ------------------------------------------------
Total expenses                                                               36,016                   4,381
                                                               ------------------------------------------------

Net investment income                                                       747,762                 176,765
                                                               ------------------------------------------------

Realized and unrealized (loss)
Realized loss on investments                                                 (7,090)                      -
Unrealized appreciation (depreciation) on investments
                                                                          1,706,859              (1,283,677)
                                                               ------------------------------------------------
Net gain (loss) on investments                                            1,699,769              (1,283,677)
                                                               ------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                                 $      2,447,531        $     (1,106,912)
                                                               ================================================


The accompanying notes form an integral part of the financial statements.

                             Equity Securities Trust

                                    Series 23

                          Municipal Symphony Series II

                            Statements of Operations

                                 New York Trust

                                                                                          For the period from
                                                                                          June 23, 1999 (date
                                                                        Year Ended           of deposit)to
                                                                         December               December
                                                                         31, 2000               31, 1999
                                                              -----------------------------------------------
Investment income
Dividends                                                        $       1,190,828        $        298,806
Interest                                                                         -                  15,317
                                                              -----------------------------------------------
Total income                                                             1,190,828                 314,123
                                                              -----------------------------------------------

Expenses
Organizational expenses                                                     23,372                       -
Trustee's fees                                                              29,870                   3,989
Surveillance fee                                                             6,775                   1,771
                                                              -----------------------------------------------
Total expenses                                                              60,017                   5,760
                                                              -----------------------------------------------

Net investment income                                                    1,130,811                 308,363
                                                              -----------------------------------------------

Realized and unrealized (loss)
Realized loss on investments                                               (39,836)                      -
Unrealized appreciation (depreciation) on investments
                                                                         1,579,569              (2,149,032)
                                                              -----------------------------------------------
Net gain (loss) on investments                                           1,539,733              (2,149,032)
                                                              -----------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                                $      2,670,544       $      (1,840,669)
                                                              ===============================================



The accompanying notes form an integral part of the financial statements.

                             Equity Securities Trust

                                    Series 23

                          Municipal Symphony Series II

                       Statements of Changes in Net Assets

                                California Trust

                                                                                                         For the period from
                                                                                        Year Ended     June 23, 1999 (date of
                                                                                         December       deposit) to December
                                                                                        31, 2000             31, 1999
                                                                             ------------------------------------------------
Operations
Net investment income                                                            $         747,762      $          176,765
Realized loss investments                                                                   (7,090)                      -
Unrealized appreciation (depreciation) on investments
                                                                                         1,706,859              (1,283,677)
                                                                             ------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                                                       2,447,531              (1,106,912)
                                                                             ------------------------------------------------

Distributions to Certificateholders
Investment income                                                                          762,887                 159,786
Principal                                                                                    9,366                   1,172

Redemptions
Interest                                                                                        27                       -
Principal                                                                                  375,704                       -
                                                                             ------------------------------------------------
Total distributions and redemptions                                                      1,147,984                 160,958
                                                                             ------------------------------------------------

Total increase (decrease)                                                                1,299,547              (1,267,870)

Value of additional units acquired during the
   offering period to Certificateholders                                                 8,971,279               8,189,671

Net assets
Beginning of period                                                                      7,071,755                 149,954
                                                                             ------------------------------------------------
End of period (including undistributed net investment income of $6,232 and
   $16,979, respectively)                                                        $      17,342,581      $        7,071,755
                                                                             ================================================

The accompanying notes form an integral part of the financial statements.

                             Equity Securities Trust

                                    Series 23

                          Municipal Symphony Series II

                       Statements of Changes in Net Assets

                                 New York Trust

                                                                                                           For the period from
                                                                                        Year Ended        June 23, 1999 (date of
                                                                                         December          deposit) to December
                                                                                         31, 2000                31, 1999
                                                                             ------------------------- -------------------------
Operations
Net investment income                                                            $       1,130,811        $          308,363
Realized loss on investments                                                               (39,836)                        -
Unrealized appreciation (depreciation) on investments                                    1,579,569                (2,149,032)
                                                                             ------------------------- -------------------------
Net increase (decrease) in net assets resulting
   from operations                                                                       2,670,544                (1,840,669)
                                                                             ------------------------- -------------------------

Distributions to Certificateholders
Investment income                                                                        1,227,796                   287,498
Principal                                                                                        -                     1,198

Redemptions
Interest                                                                                         -                         -
Principal                                                                                  667,669                         -
                                                                             ------------------------- -------------------------
Total distributions and redemptions                                                      1,895,465                   288,696
                                                                             ------------------------- -------------------------

Total increase (decrease)                                                                  775,079                (2,129,365)

Value of additional units acquired during the
   offering period to Certificateholders                                                 9,433,998                15,059,884

Net assets
Beginning of period                                                                     13,080,451                   149,932
                                                                             ------------------------- -------------------------
End of period (including undistributed net investment income of $20,865 at
   December 31, 1999)                                                            $      23,289,528        $       13,080,451
                                                                             ========================= =========================

The accompanying notes form an integral part of the financial statements.

                             Equity Securities Trust

                                    Series 23

                          Municipal Symphony Series II

                                California Trust

                              Financial Highlights


Selected data for a unit of the Trust outstanding:*

                                                                              For the period from
                                                                              June 23, 1999 (date
                                                            Year Ended          of deposit) to
                                                             December              December
                                                             31, 2000              31, 1999
                                                       --------------------------------------------

Net asset value, beginning of period**                       $ 7.79             $    9.55
                                                       --------------------------------------------

Income                                                          .56                   .39
Expenses                                                       (.03)                 (.01)
                                                       --------------------------------------------
Net investment income                                           .53                   .38
                                                       --------------------------------------------
Net gain or loss on investments (1)                            1.29                 (1.79)
                                                       --------------------------------------------
Total from investment operations                               1.82                 (1.41)
                                                       --------------------------------------------

Less distributions
   to Certificateholders
      Income                                                    .54                   .35
      Principal                                                 .01                     -
                                                       --------------------------------------------
Total distributions                                             .55                   .35
                                                       --------------------------------------------
Net asset value, end of period**                             $ 9.06             $    7.79
                                                       ============================================

(1) Net gain or loss on investments is a result of changes in outstanding units since 2000 and June 23, 1999 and the dates of net gain and loss on investments.

* Unless otherwise stated, based upon average units outstanding during the year of 1,410,416 ([1,913,461 + 907,371]/2) for 2000 and 461,537 ([907,371 +
    15,702]/2) for 1999.

**  Based upon actual units outstanding.

The accompanying notes form an integral part of the financial statements.

                             Equity Securities Trust

                                    Series 23

                          Municipal Symphony Series II

                                 New York Trust

                              Financial Highlights


Selected data for a unit of the Trust outstanding:*

                                                                               For the period from
                                                             Year Ended        June 23, 1999 (date
                                                              December             of deposit)
                                                              31, 2000        to December 31, 1999
                                                        --------------------------------------------
Net asset value, beginning of period**                      $   7.95             $    9.55
                                                        --------------------------------------------

Income                                                           .55                   .38
Expenses                                                        (.03)                 (.01)
                                                        --------------------------------------------
Net investment income                                            .52                   .37
                                                        --------------------------------------------
Net gain or loss on investments (1)                              .67                 (1.62)
                                                        --------------------------------------------
Total from investment operations                                1.19                 (1.25)
                                                        --------------------------------------------

Less distributions
   to Certificateholders
      Income                                                     .56                   .35
                                                        --------------------------------------------
Total distributions                                              .56                   .35
                                                        --------------------------------------------
Net asset value, end of period**                            $   8.58             $    7.95
                                                        ============================================

(1) Net gain or loss on investments is a result of changes in outstanding units since 2000 and June 23, 1999 and the dates of net gain and loss on investments.

* Unless otherwise stated, based upon average units outstanding during the year of 2,180,303 ([2,714,524 + 1,646,081]/2) for 2000 and 830,891
    ([1,646,081 + 15,700]/2) for 1999.

**  Based upon actual units outstanding.

The accompanying notes form an integral part of the financial statements.

                             Equity Securities Trust

                                    Series 23

                            Municipal Symphony Series

                          Notes to Financial Statements

                                December 31, 2000


1. Organization

Equity Securities Trust Series 23, Municipal Symphony Series II (the "Trust") (comprising, respectively, the California Trust and New York Trust) was organized on June 23, 1999 by Reich & Tang Distributors, Inc. under the laws of the State of New York by a Trust Indenture and Agreement, and is registered under the Investment Company Act of 1940. The objective of the Trust is to provide interest income which is generally exempt from regular Federal income tax under existing law and to preserve capital.

Effective February 9, 2000, ING Funds Distributor, Inc. ("ING") became the successor sponsor to certain unit investment trusts previously sponsored by Reich & Tang. As successor sponsor, ING has assumed all of the obligations and rights of Reich & Tang, the previous sponsor.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates. Dividend income is recognized as of the ex-dividend date.

Security Valuation

Investments are carried at market value which is determined by The Chase Manhattan Bank. The market value of the portfolio is based upon the bid prices for the stocks at the end of the year, which approximates the fair value of the security at that date, except that the market value on the date of deposit represents the cost to the Trust based on the offering prices for investments at that date. The difference between cost and market value is reflected as unrealized appreciation (depreciation) of investments. Securities transactions are recorded on the trade date. Realized gains (losses) from securities transactions are determined on the basis of average cost of the securities sold or redeemed.

                             Equity Securities Trust

                                    Series 23

                            Municipal Symphony Series

                    Notes to Financial Statements (continued)




3. Income Taxes

No provision for federal income taxes has been made in the accompanying financial statements because the Trust intends to continue to qualify for the tax treatment applicable to Grantor Trusts under the Internal Revenue Code. Under existing law, if the Trust so qualifies, it will not be subject to federal income tax on net income and capital gains that are distributed to unitholders.

4. Trust Administration

The Chase Manhattan Bank (the "Trustee") has custody of assets and responsibility for the accounting records and financial statements of the Trust and is responsible for establishing and maintaining a system of internal control related thereto. The Trustee is also responsible for all estimates of expenses and accruals reflected in the Trust's financial statements.

The Trust Indenture and Agreement provides for dividend distributions once a month.

The Trust Indenture and Agreement further requires that proceeds received from the disposition of securities, other than those securities sold in connection with the redemption of units, be distributed to Certificateholders.

The Trust Indenture and Agreement also requires the Trust to redeem units tendered. For the period ended December 31, 2000 and 1999, 43,049 and 0 units were redeemed for the California Trust and 80,549 and 0 units were redeemed for the New York Trust.

The Trust pays an annual fee for trustee services rendered by the Trustee of $.80 per 100 units outstanding. A maximum fee of $.30 per 100 units outstanding is paid to the Sponsor. For the period ended December 31, 2000 and 1999, the "Trustee's Fees" are $11,471 and $3,357 and $19,541 and $3,989 for the California and New York Trusts, respectively. Trustee fees also include other expenses of professional, printing and miscellaneous fees.

                             Equity Securities Trust

                                    Series 23

                            Municipal Symphony Series

                    Notes to Financial Statements (continued)




5. Net Assets

At December 31, 2000, the net assets of the Trust represented the interest of Certificateholders as follows:

                                                                                       California                 New York
                                                                                         Trust                     Trust
                                                                              ------------------------------------------------

Original cost to Certificateholders                                             $         149,954        $         149,932
Less initial gross underwriting commission                                                 (7,925)                  (1,501)
                                                                              ------------------------------------------------
                                                                                          142,029                  148,431
Cost of additional securities acquired during the offering period to
   Certificateholders                                                                  17,162,459               24,425,570
Accumulated cost of securities sold                                                      (387,125)                (660,510)
Net unrealized appreciation (depreciation)                                                423,182                 (569,463)
Undistributed net investment income                                                         6,232                  (52,748)
Undistributed proceeds from investments                                                    (4,196)                  (1,752)
                                                                              ------------------------------------------------
Total                                                                             $    17,342,581          $    23,289,528
                                                                              ================================================

The original cost to Certificateholders, less the initial gross underwriting commission, represents the aggregate initial public offering price net of the applicable sales charge on 15,702 and 15,700 units of fractional undivided interest of the California Trust and New York Trust, respectively, as of the date of deposit. An additional 1,940,808 and 2,779,373 units of fractional undivided interest were issued during the offering period for the California Trust and New York Trust, respectively.

6. Concentration of Credit Risk

Since the Trust invests a portion of its assets in funds that invest in municipal bonds, it may be affected by economic and political developments in the municipalities. Certain debt obligations held by the funds may be entitled to the benefit of insurance, standby letters of credit or other guarantees of banks or other financial institutions.

--------------------------------------------------------------------------------

                                      LOGO
--------------------------------------------------------------------------------


                             EQUITY SECURITIES TRUST
                                    SERIES 23
                          MUNICIPAL SYMPHONY SERIES II

                                PROSPECTUS PART B

                      PART B OF THIS PROSPECTUS MAY NOT BE
                        DISTRIBUTED UNLESS ACCOMPANIED BY
                                     PART A

                                   THE TRUSTS


      ORGANIZATION. Equity Securities Trust, Series 23, Municipal Symphony Series II consists of two separate unit investment trusts designated as the California Portfolio and the New York Portfolio. Each Trust was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "Trust Agreement"), dated the Initial Date of Deposit, between Reich & Tang Distributors, Inc., a predecessor to Investec Ernst & Company, as Sponsor, and The Chase Manhattan Bank, as Trustee.

      On the Initial Date of Deposit, the Sponsor deposited securities with the Trustee, including common stock and funds and delivery statements relating to contracts for the purchase of certain such securities (collectively, the "Securities") with an aggregate value as set forth in Part A and cash or an irrevocable letter of credit issued by a major commercial bank in the amount required for such purchases. Thereafter the Trustee, in exchange for the Securities so deposited, has registered on the registration books of the Trusts evidence of the Sponsor's ownership of all Units of the Trusts. The Sponsor has a limited right to substitute other securities in each of the Trusts' portfolios in the event of a failed contract. See "The Trusts--Substitution of Securities." The Sponsor may also, in certain circumstances, direct the Trustee to dispose of certain Securities if the Sponsor believes that, because of market or credit conditions, or for certain other reasons, retention of the Security would be detrimental to Unitholders. See "Trust Administration Portfolio--Supervision."

      As of the Initial Date of Deposit, a "Unit" represented an undivided interest or pro rata share in the Securities and cash of a Trust in the ratio of one hundred Units for the aggregate market value of the Securities initially deposited in such Trust. As additional Units are issued by a Trust as a result of the deposit of Additional Securities, as described below, the aggregate value of the Securities in that Trust will be increased and the fractional undivided interest in that Trust represented by each Unit will be decreased. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest or pro rata share in such Trust represented by each unredeemed Unit will increase, although the actual interest in such Trust represented by such fraction will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by Unitholders, which may include the Sponsor, or until the termination of the Trust Agreement.

      DEPOSIT OF ADDITIONAL SECURITIES. With the deposit of the Securities in each Trust on the Initial Date of Deposit, the Sponsor established a proportionate relationship among the initial aggregate value of specified

Securities in each Trust. During the 90 days subsequent to the Initial Date of Deposit (the "Deposit Period"), the Sponsor may deposit additional Securities in a Trust that are substantially similar to the Securities already deposited in such Trust ("Additional Securities"), contracts to purchase Additional Securities or cash with instructions to purchase Additional Securities, in order to create additional Units, maintaining to the extent practicable the original proportionate relationship of the number of shares of each Security in a Trust's portfolio on the Initial Date of Deposit. These additional Units, which will result in an increase in the number of Units outstanding, will each represent, to the extent practicable, an undivided interest in the same number and type of securities of identical issuers as are represented by Units issued on the Initial Date of Deposit. It may not be possible to maintain the exact original proportionate relationship among the Securities deposited on the Initial Date of Deposit because of, among other reasons, purchase requirements, changes in prices, unavailability of Securities or the fact that a Trust is prohibited from acquiring more than 3% of the outstanding voting stock of any Municipal Fund. The composition of a Trust portfolio may change slightly based on certain adjustments made to reflect the disposition of Securities and/or the receipt of a stock dividend, a stock split or other distribution with respect to such Securities, including Securities received in exchange for shares or the reinvestment of the proceeds distributed to Unitholders. Deposits of Additional Securities in each Trust subsequent to the Deposit Period must replicate exactly the existing proportionate relationship among the number of shares of Securities in each Trust's portfolio. Substitute Securities may be acquired under specified conditions when Securities originally deposited in the Trust are unavailable (see "The Trusts--Substitution of Securities" below).

      OBJECTIVES. The primary objective of each of the Trusts is to seek to preserve capital and to provide interest income which is generally exempt from regular Federal income tax and from state and local taxes when received by residents of the state for which a portfolio is designated. The possibility of capital growth is a secondary objective. Each Trust seeks to achieve its objectives by investing in a portfolio of the common stock of closed-end tax-exempt municipal bond funds, each of which has been recommended based upon the review of the Portfolio Consultant as able, in its view, to maintain consistent dividend distributions generally exempt from regular Federal income tax and from state and local taxes when received by residents of the state for which a portfolio is designated. As used herein, the term "Securities" means the stocks initially deposited in a Trust and described in "Portfolios" in Part A and any additional stocks acquired and held by the Trusts pursuant to the provisions of the Indenture. All of the Securities in the Trusts are listed on the New York Stock Exchange, the American Stock Exchange or the National
Association of Securities Dealers Automated Quotations ("NASDAQ") National Quotation Market System.

      The Trusts will each terminate in approximately five years, at which time investors may choose to either receive the distributions in kind (if they own at least 2,500 Units), in cash or reinvest in a subsequent series of Equity Securities Trust (if offered) at a reduced sales charge. The Trusts are intended to be investments which should be held by investors for their full terms and not be used as a trading vehicle. Since the Sponsor may deposit additional Securities in connection with the sale of additional Units, the yields on these Securities may change subsequent to the Initial Date of Deposit. Further, the Securities may appreciate or depreciate in value, dependent upon the full range of economic and market influences affecting corporate profitability, the financial condition of issuers (including non-U.S. issuers) and the prices of equity securities in general and the Securities in particular. Therefore, there is no guarantee that the objectives of the Trusts will be achieved.

      THE SECURITIES. Each of the Securities in the portfolios of the Trusts is a closed-end municipal bond fund (the "Municipal Funds") that is able in the view of the Portfolio Consultant to maintain consistent dividend distributions exempt from regular Federal income taxes and from state and local taxes when received by residents of the state for which a portfolio is designated. Each Municipal Fund is analyzed by the Portfolio Consultant based on the underlying characteristics of its individual holdings. Individual bond research is vital to the success of any municipal bond fund. Careful attention has been paid to the individual municipal bond investments that each Municipal Fund has under management in order to reduce the Trusts' exposure to early bond calls and under-performing securities that would have the effect of diluting the Trusts' current income. Each security within a potential bond fund is evaluated by the Portfolio Consultant for its credit quality and call risk probability. In addition, all potential investments are evaluated based upon the experience of each funds' portfolio manager in various economic and interest rate cycles.

      Out of the universe of state specific closed-end municipal bond funds, the selection process as of the Initial Date of Deposit narrowed the field to a group of 15 to 25 funds that meet the criteria of tax-exempt income, stable performance, and are consistent with each of the Trusts' objectives. By employing an investment strategy that requires the Trusts to invest in a series of funds, investors will be diversified across a wide spectrum of bond issues, thereby reducing the exposure to any single issuer of municipal debt or any single portfolio manager.

      The Trustee has not participated and will not participate in the selection of Securities for the Trusts, and neither the Sponsor, the Portfolio Consultant nor the Trustee will be liable in any way for any default, failure or defect in any Securities.

      SUBSTITUTION OF SECURITIES. In the event of a failure to deliver any Security that has been purchased for a Trust under a contract ("Failed Securities"), the Sponsor is authorized under the Trust Agreement to direct the Trustee to acquire other securities ("Substitute Securities") to make up the original corpus of such Trust.

      The Substitute Securities must be purchased within 20 days after the delivery of the notice of the failed contract. Where the Sponsor purchases Substitute Securities in order to replace Failed Securities, the purchase price may not exceed the purchase price of the Failed Securities and the Substitute Securities must be substantially similar to the Securities originally contracted for and not delivered.

      Whenever a Substitute Security has been acquired for a Trust, the Trustee shall, within five days thereafter, notify all Unitholders of such Trust of the acquisition of the Substitute Security and the Trustee shall, on the next Distribution Date which is more than 30 days thereafter, make a pro rata distribution of the amount, if any, by which the cost to the Trust of the Failed Security exceeded the cost of the Substitute Security plus accrued interest, if any.

      In the event no substitution is made, the proceeds of the sale of Securities will be distributed to Unitholders as set forth under "Rights of Unitholders -- Distributions." In addition, if the right of substitution shall not be utilized to acquire Substitute Securities in the event of a failed contract, the Sponsor will cause to be refunded the sales charge attributable to such Failed Securities to all Unitholders, and distribute the principal and dividends, if any, attributable to such Failed Securities on the next Distribution Date.

                               RISK CONSIDERATIONS

      CLOSED-END FUNDS. The value of your units may increase or decrease depending on the value of the underlying shares of the Municipal Funds in a Trust's portfolio. The Municipal Funds are closed-end investment companies with managed portfolios. Shares of closed-end funds frequently trade at a discount from net asset value. However, a fund's articles of incorporation may contain certain anti-takeover provisions that may have the effect of inhibiting the fund's possible conversion to open-end status and limiting the ability of other persons to acquire control of the fund. In certain circumstances, these provisions might also inhibit the ability of stockholders (including the Trusts) to sell their shares at a premium over prevailing market prices. This characteristic is a risk separate and distinct from the risk that the fund's net asset value will decrease. In particular, this characteristic would increase the loss or reduce the return on the sale of those Municipal Funds whose shares were purchased by the Trusts at a premium. As of the business day prior to the initial date of deposit, 47.5% of the Municipal Funds included in the California Portfolio and 53% of the Municipal Funds included in the New York Portfolio were trading at a premium. Should any of the Municipal Funds convert to open-end status, a Trust will retain such shares unless a determination is made that the retention of such shares would be detrimental to the Trust. In the unlikely event that a Fund converts to open-end status at a time when its shares are trading at a premium there would be an immediate loss in value to a Trust since shares of open-end funds trade at net asset value. In addition, to the extent that the converted Fund creates additional shares when interest rates have declined and invests in lower yielding securities, a Trust may experience a reduction of the average yield of its retained shares in that Fund caused by the acquisition of lower coupon investments. Certain of the Municipal Funds may have in place or may put in place in the future plans pursuant to which the Fund may repurchase its own shares in the marketplace. Typically, these plans are put in place in an attempt by the Fund's board to reduce a discount on its share price. To the extent such a plan was implemented and shares owned by a Trust are repurchased by the Fund, such Trust's position in that Fund would be reduced and the cash would be deposited in the Trust's Principal Account and distributed to Unitholders at the next applicable Distribution Date. Similarly, in the event that a Trust does not retain shares of a Fund which converted to open-end status, the Trust position in that Fund would be eliminated and the cash distributed to Unitholders.

      Shares of many Municipal Funds are thinly traded, and therefore may be more volatile and subject to greater price fluctuations because of the Sponsor's buying and selling securities than shares with greater liquidity. Investors should be aware that there can be no assurance that the value of the Securities in the Trusts' Portfolios will increase or that the issuers of those Securities will pay dividends on outstanding shares. Any distributions of income to Unitholders will generally depend on the declaration of dividends by the issuers of the underlying stocks, and the declaration of dividends depends on several factors including the financial condition of the issuers included in the portfolios of those Securities and general economic conditions.

      LOWER GRADE SECURITIES. The Municipal Funds in each of the Trusts' portfolios may invest primarily in lower grade securities. There are certain risks associated with the Municipal Funds' investments in such securities that could cause the value of these funds to decrease. This, in turn, could cause the value of your Units to decrease. The risks are outlined below.

      Lower grade securities are regarded as being predominately speculative as to the issuer's ability to make payments of principal and interest. Investment in such securities involves substantial risk. Lower grade securities are commonly referred to as "junk bonds." Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower grade securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to make payments on its debt obligations also may be adversely affected by specific issuer developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for lower grade securities.

      The risk of loss due to default by the issuer is significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. Generally, the lower grade securities in which the Municipal Funds may invest do not include instruments which, at the time of investment, are in default or the issuers of which are in bankruptcy. However, there can be no assurance that such events will not occur after a Municipal Fund purchases a particular security, in which case the Municipal Fund and a Trust may experience losses and incur costs.

      Lower grade securities frequently have call or redemption features that would permit an issuer to repurchase the security from one of the Municipal Funds which holds it. If a call were exercised by the issuer during a period of declining interest rates, the particular Municipal Fund is likely to have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Municipal Fund and a Trust and dividends to Unitholders.

      Lower grade securities tend to be more volatile than higher-rated fixed-income securities, so that adverse economic events may have a greater impact on the prices of lower grade securities than on higher-rated fixed-income securities. Factors adversely affecting the market value of such securities are likely to adversely affect a Municipal Fund's net asset value which, in turn, may adversely affect the value of your Units. Recently, demand for lower grade securities has increased significantly and the difference between the yields paid by lower grade securities and investment grade bonds (i.e., the "spread") has narrowed. To the extent this differential increases, the value of lower grade securities in a Municipal Fund's portfolio could be adversely affected along with the value of your Units.

      Like higher-rated fixed-income securities, lower grade securities generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the lower grade securities market, which market may be less liquid than the market for higher-rated fixed-income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for lower grade securities by various dealers. As a result, during periods of high demand in the lower grade securities market, it may be difficult to acquire lower grade securities appropriate for investment by the Municipal Funds. Adverse economic conditions and investor perceptions thereof (whether or not based on economic reality) may impair liquidity in the lower grade securities market and may cause the prices a Municipal Fund receives for its lower grade securities to be reduced. In addition, a Municipal Fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet its liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuers. Under such conditions, judgment may play a greater role in valuing certain of a Municipal Fund's portfolio instruments than in the case of instruments trading in a more liquid market. Moreover, a Municipal Fund may incur additional expenses to the extent that it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.

      DISTRESSED SECURITIES. The Municipal Funds may invest a portion of their total assets in "Distressed Securities" which are securities that are:

      o the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition,

      o rated in the lower rating categories (Ca or lower by Moody's and CC or lower by S&P), or

      o if unrated, are in the opinion of the Municipal Fund's investment advisor of equivalent quality.

An investment in Distressed Securities is speculative and involves significant risk. Distressed Securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent a Trust pursues its secondary objective of capital growth through a Municipal Fund's investment in Distressed Securities, such Trust's ability to achieve current income for you may be diminished.

      DILUTION. The Trusts are prohibited from subscribing to a rights offering for shares of any of the Municipal Funds. In the event of a rights offering for additional shares of a Municipal Fund, Unitholders should expect that the Trusts will, at the completion of the offer, own a smaller proportional interest in such Fund that would otherwise be the case. It is not possible to determine the extent of this dilution in share ownership without knowing what proportion of the shares in a rights offering will be subscribed.

      This may be particularly serious when the subscription price per share for the offer is less than the Municipal Fund's net asset value per share. Assuming that all rights are exercised and there is no change in the net asset value per share, the aggregate net asset value of each shareholder's shares of common stock should decrease as a result of the offer. If a Municipal Fund's subscription price per share is below that Fund's net asset value per share at the expiration of the offer, shareholders would experience an immediate dilution of the aggregate net asset value of their shares of common stock as a result of the offer, which could be substantial.

      The Trusts may transfer or sell their rights to purchase additional shares of a Municipal Fund to the extent permitted by the terms of that Fund's rights offering. The cash a Trust receives from transferring your rights might serve as partial compensation for any possible dilution of such Trust's interest in the Fund. There can be no assurance, however, that the rights will be transferable or that a market for the rights will develop or the value, if any, that such rights will have.

      LEVERAGE. The use of leverage by the Municipal Funds creates an opportunity for increased net income and capital growth for their shares, but, also creates special risks. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Municipal Funds may use leverage to provide their shareholders with a potentially higher return. Leverage creates risks for shareholders including the likelihood of greater volatility of net asset value and market price of the shares and the risk that fluctuations in interest rates on borrowing and debt or in the dividend rates on any preferred shares may affect the return to shareholders.

      To the extent the income or capital growth derived from securities purchased with funds received from leverage exceeds the cost of leverage, a Municipal Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital growth from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to a Municipal Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. This would, in turn, reduce the amount available for distribution to you as a Unitholder.

      VOTING. In regard to the voting of all proxies with respect to a Municipal Fund, the Sponsor has instructed the Trustee to vote the shares held by each of the Trusts in the same proportion as the vote of all other holders of the shares of such Municipal Fund. With respect to rights offering, as described in the Dilution section above, the Trusts may not accept any additional securities of the Municipal Funds.

      FIXED PORTFOLIO. The value of the Units will fluctuate depending on all of the factors that have an impact on the economy and the equity markets. These factors similarly impact the ability of an issuer to distribute dividends. Unlike a managed investment company in which there may be frequent changes in the portfolio of securities based upon economic, financial and market analyses, securities of unit investment trusts, such as the Trusts, are not subject to such frequent changes based upon continuous analysis. All the Securities in the Trusts are liquidated or distributed during the Liquidation Period. Since each of the Trusts will not sell Securities in response to ordinary market fluctuation, and only at a Trust's termination, the amount realized upon the sale of the Securities may not be the highest price attained by an individual Security during the life of a Trust. Some of the Securities in the Trusts may also be owned by other clients of the Sponsor and their affiliates. However, because these clients may have differing investment objectives, the Sponsor may sell certain Securities from those accounts in instances where a sale by a Trust would be impermissible, such as to maximize return by taking advantage of market fluctuations. Investors should consult with their own financial advisers prior to investing in a Trust to determine its suitability. (See "Trust Administration--Portfolio Supervision" below.)

      ADDITIONAL SECURITIES. Investors should be aware that in connection with the creation of additional Units subsequent to the Initial Date of Deposit, the Sponsor may deposit Additional Securities, contracts to purchase Additional Securities or cash with instructions to purchase Additional Securities, in each instance maintaining the original proportionate relationship, subject to adjustment under certain circumstances, of the numbers of shares of each

Security in a Trust. Subject to regulatory approval, to the extent the price of a Security increases or decreases between the time cash is deposited with instructions to purchase the Security and the time the cash is used to purchase the Security, Units may represent less or more of that Security and more or less of the other Securities in a Trust. In addition, brokerage fees (if any) incurred in purchasing Securities with cash deposited with instructions to purchase the Securities will be an expense of a Trust.

      Price fluctuations between the time of deposit and the time the Securities are purchased, and payment of brokerage fees, will affect the value of every Unitholder's Units and the Income per Unit received by a Trust. In particular, Unitholders who purchase Units during the initial offering period would experience a dilution of their investment as a result of any brokerage fees paid by a Trust during subsequent deposits of Additional Securities purchased with cash deposited. In order to minimize these effects, the Trusts will try to purchase Securities as near as possible to the Evaluation Time or at prices as close as possible to the prices used to evaluate Trust Units at the Evaluation Time.

      In addition, subsequent deposits to create such additional Units will not be covered by the deposit of a bank letter of credit. In the event that the
Sponsor does not deliver cash in consideration for the additional Units delivered, a Trust may be unable to satisfy its contracts to purchase the
Additional Securities without the Trustee selling underlying Securities. Therefore, to the extent that the subsequent deposits are not covered by a bank letter of credit, the failure of the Sponsor to deliver cash to a Trust, or any delays in the Trust receiving such cash, would have significant adverse consequences for the Trust.

      COMMON STOCK. Since the Trusts contain primarily common stocks of domestic issuers, an investment in Units of a Trust should be made with an understanding of the risks inherent in any investment in common stocks including the risk that the financial condition of the issuers of the Securities may become impaired. Additional risks include risks associated with the right to receive payments from the issuer which is generally inferior to the rights of creditors of, or holders of debt obligations or preferred stock issued by the issuer. Holders of common stocks have a right to receive dividends only when, if, and in the amounts declared by the issuer's board of directors and to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. By contrast, holders of preferred stocks usually have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, normally on a cumulative basis. Dividends on cumulative preferred stock must be paid before any dividends are paid on common stock and any cumulative preferred stock dividend which has been omitted is added to future dividends payable to the holders of such cumulative preferred stock. Preferred stocks are also usually entitled to rights on liquidation which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks.

      Moreover, common stocks do not represent an obligation of the issuer and therefore do not offer any assurance of income or provide the degree of protection of debt securities. The issuance of debt securities or even preferred stock by an issuer will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the economic interest of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Further, unlike debt securities which typically have a stated principal amount payable at maturity (which value will be subject to market fluctuations prior thereto), common stocks have neither fixed principal amount nor a maturity and have values which are subject to market fluctuations for as long as the common stocks remain outstanding. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The value of the common stocks in the Trusts thus may be expected to fluctuate over the life of each of the Trusts to values higher or lower than those prevailing on the Initial Date of Deposit.

      MUNICIPAL BONDS. Private Activity Bonds. The portfolios of the Municipal Funds may contain other bonds which are "private activity bonds" (often called Industrial Revenue Bonds ("IRBs") if issued prior to 1987) which would be primarily of two types: (1) bonds for a publicly owned facility which a private entity may have a right to use or manage to some degree, such as an airport, seaport facility or water system and (2) facilities deemed owned or beneficially owned by a private entity but which were financed with tax-exempt bonds of a public issuer, such as a manufacturing facility or a pollution control facility. In the case of the first type, bonds are generally payable from a designated source of revenues derived from the facility and may further receive the benefit of the legal or moral obligation of one or more political subdivisions or taxing jurisdictions. In most cases of project financing of the first type, receipts or revenues of the issuer are derived from the project or the operator or from the unexpended proceeds of the bonds. Such revenues include user fees, service charges, rental and lease payments, and mortgage and other loan payments.

      The second type of issue will generally finance projects which are owned by or for the benefit of, and are operated by, corporate entities. Ordinarily, such private activity bonds are not general obligations of governmental entities and are not backed by the taxing power of such entities, and are solely dependent upon the creditworthiness of the corporate user of the project or corporate guarantor.

      The private activity bonds in the funds have generally been issued under bond resolutions, agreements or trust indentures pursuant to which the revenues and receipts payable under the issuer's arrangements with the users or the corporate operator of a particular project have been assigned and pledged to the holders of the private activity bonds. In certain cases a mortgage on the underlying project has been assigned to the holders of the private activity bonds or a trustee as additional security. In addition, private activity bonds are frequently directly guaranteed by the corporate operator of the project or by another affiliated company.

      Litigation. Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated in a number of states. Decisions in some states have been reached holding such school financing in violation of state constitutions. In addition, legislation to effect changes in public school financing has been introduced in a number of states. The Sponsor is unable to predict the outcome of the pending litigation and legislation in this area and what effect, if any, resulting change in the sources of funds, including proceeds from property taxes applied to the support of public schools, may have on the school bonds in the Municipal Funds.

      Legal Proceedings Involving the Funds. The Sponsor has not been notified or made aware of any litigation pending with respect to any bonds which might reasonably be expected to have a material effect on the Municipal Funds other than that which is discussed herein. Such litigation as, for example, suits challenging the issuance of pollution control revenue bonds under recently enacted environmental protection statutes may affect the validity of such bonds or the tax-free nature of the interest thereon. At any time after the date of this Prospectus, litigation may be instituted on a variety of grounds with respect to the bonds in the Municipal Funds. The Sponsor is unable to predict whether any such litigation may be instituted or, if instituted, whether it will have a material adverse effect on a Municipal Fund.

      Other Factors. The bonds in the Municipal Funds, despite their optional redemption provisions which generally do not take effect until 10 years after the original issuance dates of such bonds (often referred to as "ten year call protection"), do contain provisions which require the issuer to redeem such obligations at par from unused proceeds of the issue within a stated period. In recent periods of declining interest rates there have been increased redemptions of bonds, particularly housing bonds, pursuant to such redemption provisions. In addition, the bonds in the Municipal Funds are also subject to mandatory redemption in whole or in part at par at any time that voluntary or involuntary prepayments of principal on the underlying collateral are made to the trustee for such bonds or that the collateral is sold by the bond issuer. Prepayments of principal tend to be greater in periods of declining interest rates; it is possible that such prepayments could be sufficient to cause a bond to be redeemed substantially prior to its stated maturity date, earliest call date or sinking fund redemption date.

      The bonds may also be subject to other calls, which may be permitted or required by events which cannot be predicted (such as destruction, condemnation, or termination of a contract).

      In 1976 the federal bankruptcy laws were amended so that an authorized municipal debtor could more easily seek federal court protection to assist in reorganizing its debts so long as certain requirements were met. Historically, very few financially troubled municipalities have sought court assistance for reorganizing their debts; notwithstanding, the Sponsor is unable to predict to what extent financially troubled municipalities may seek court assistance in reorganizing their debts in the future and, therefore, what effect, if any, the applicable federal bankruptcy law provisions will have on the Municipal Funds.

      The Municipal Funds may also include "moral obligation" bonds. Under statutes applicable to such bonds, if an issuer is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

      Certain of the bonds in the Municipal Funds are subject to redemption prior to their stated maturity dates pursuant to sinking fund or call provisions. A sinking fund is a reserve fund appropriated specifically toward the retirement of a debt. A callable bond is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a bond is redeemed at or before maturity from the proceeds of a new issue of bonds. In general, call provisions are more likely to be exercised when the offering side evaluation of a bond is at a premium over par than when it is at a discount from par. Shareholders of the funds (including the Trust), will realize a gain or loss on the early redemption of such bonds, depending upon whether the price of such bonds is at a discount from or at a premium over par at the time the Trust purchases its shares.

      DISCOUNT AND ZERO COUPON BONDS. The Municipal Funds' portfolios may contain original issue discount bonds. The original issue discount, which is the difference between the initial purchase price of the bonds and the face value, is deemed to accrue on a daily basis and the accrued portion will be treated as tax-exempt interest income for regular federal income tax purposes. Upon sale or redemption, any gain realized that is in excess of the earned portion of original issue discount will be taxable as ordinary income or capital gain. See "Tax Status." The current value of an original issue discount bond reflects the present value of its face amount at maturity. The market value tends to increase more slowly in early years and in greater increments as the bonds approach maturity. Of these original issue discount bonds, a portion of the aggregate principal amount of the bonds in each municipal fund may be zero coupon bonds. Zero coupon bonds do not provide for the payment of any current interest and provide for payment at maturity at face value unless sooner sold or redeemed. The market value of zero coupon bonds is subject to greater fluctuations than coupon bonds in response to changes in interest rates. Zero coupon bonds generally are subject to redemption at compound accredited value based on par value at maturity. Because the issuer is not obligated to make current interest payments, zero coupon bonds may be less likely to be redeemed than coupon bonds issued at a similar interest rate.

      The Municipal Funds' portfolios may also contain bonds that were purchased at "market" discount from their par value payable at maturity. The discount results from the fact that the coupon interest rates on the discount bonds at the time they were purchased and deposited in the Municipal Funds were lower than the current market interest rates for newly issued bonds of comparable rating and type, even though at the time of issuance the discount bonds were for the most part issued at then current coupon interest rates. Discount bonds with a longer term to maturity tend to have a higher current yield and a lower current market value than otherwise comparable bonds with a shorter term to maturity. If interest rates rise, the value of the bonds will decrease; and if interest rates decline, the value of the bonds will increase. The discount does not necessarily indicate a lack of market confidence in the issuer. The current returns (coupon interest income as a percentage of market price) of discount bonds will be lower than the current returns of comparably rated bonds of similar type newly issued at current interest rates. Because discount bonds tend to increase in market value as they approach maturity and the full principal amount becomes payable, a discount bond held to maturity will have a larger portion of its total return in the form of taxable income and gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. Gain on the disposition of a bond purchased at a market discount generally will be treated as ordinary income, rather than capital gain, to the extent of accrued market discount.

      CALIFORNIA PORTFOLIO. General Economic Conditions. The economy of the State of California (sometimes referred to herein as the "State") is the largest among the 50 states and one of the largest in the world. This diversified economy has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services.

      The State's July 1, 1999 population of over 34 million represented over 12 percent of the total United States population.

      California's population is concentrated in metropolitan areas. As of the April 1, 1990 census, 96 percent of population resided in the 23 Metropolitan Statistical Areas in the State. As of July 1, 1998, the five-county Los Angeles area accounted for 49 percent of the State's population, with 16.0 million residents. The 10-county San Francisco Bay Area represented 21 percent, with a population of 7.0 million.

      Following a severe recession beginning in 1990, the State of California's financial condition improved markedly during the fiscal years starting in 1995-96, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. California's cash position also improved, and no external deficit borrowing occurred over the end of the last five fiscal years (which begins on July 1 and ends on June 30).

      The State's economy grew strongly during the fiscal years beginning in 1995-96, and as a result, the General Fund (which is the primary revenue account of the State, holding all revenues received by the State Treasury that are not required to be credited to a special fund and earnings from investments not required to be allocated to another fund) took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98, $1.7 billion in 1998-99, and $8.2 billion in 1999-2000) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives. (See "Proposition 98" below.)

      The combination of resurging exports, a strong stock market, and a rapidly-growing economy in 1999 and early 2000 resulted in unprecedented growth in General Fund revenues during fiscal year 1999-2000. The latest estimates from the Department of Finance indicate revenues of about $71.9 billion, an increase of over 20 percent over final 1998-99 revenues and $8.9 billion higher than projected for the 1999 Budget Act. The latest estimates indicate expenditures of $66.5 billion in 1999-2000, a $2.8 billion increase over the 1999 Budget Act, but the result still left a record balance in the Special Fund for Economic Uncertainties ("SFEU") at June 30, 2000 of over $8.7 billion.

Fiscal Year 2000-01 Budget

      2000 Budget Act. The Governor signed the 2000 Budget Act on June 30, 2000. The spending plan assumed General Fund revenues and transfers of $73.9 billion, a 3.8 percent increase over 1999-00 estimates. The 2000 Budget Act appropriated $78.8 billion from the General Fund, a 17.3 percent increase over 1999-00 and reflected the use of

$5.5 billion from the SFEU available from surpluses in the prior year. In order not to place undue pressure on future budget years, about $7.0 billion of the increased spending in 2000-01 was for one-time expenditures and investments.

      At the time the 2000 Budget Act was signed, the Department of Finance estimated the June 30, 2001 SFEU balance to be $1.781 billion. In addition, the Governor held back $500 million as a set-aside for litigation costs. If this amount is not fully expended during fiscal year 2000-01, the balance will increase the SFEU. The Governor vetoed just over $1 billion in General Fund and Special Fund appropriations from the Budget approved by the Legislature, in order to achieve the budget reserve. Because of the State's strong cash position, the Administration announced that it would not undertake a revenue anticipation note borrowing in 2000-01.

      The 2000 Budget Act also included Special Fund expenditures of $15.6 billion and Bond Fund expenditures of $5.0 billion. Special Fund revenues are estimated at $16.5 billion.

      Some of the major features of the 2000 Budget Act were the following:

      1. Proposition 98 funding for K-12 schools was increased by $3.0 billion in General Fund moneys over revised 1999-2000 levels, $1.4 billion higher than the minimum Proposition 98 guarantee. The 2000 Budget Act also includes an income tax credit to compensate credentialed teachers for the purchase of classroom supplies and a $350 million repayment of prior years' loans to schools, as part of the settlement of the CTA v. Gould lawsuit.

      2. Funding for higher education increased substantially above the revised 1999-2000 level. General Fund support was increased by $486 million (17.9 percent) for the University of California and $279 million (12.7 percent) for the California State University system. In addition, Community Colleges funding increased by $497 million (9.0 percent).

      3. Increased funding of $2.7 billion General Fund for health and human services.

      4. Significant moneys were devoted for capital outlay. A total of $2.0 billion of General Fund money was appropriated for transportation improvements, supplementing gasoline tax revenues normally used for that purpose. This was part of a $6.9 billion Transportation Congestion Relief Program to be implemented over six years. In addition, the Budget Act included $570 million from the General Fund in new funding for housing programs.

      5. A total of about $1.5 billion of tax relief was enacted as part of the budget process.

      6. A one-time appropriation of $200 million, to be split between cities and counties, was made to offset property tax shifts during the early 1990s. Additionally, $121 million was appropriated for support of local law enforcement ("COPS"), and $75 million in one-time funding was provided for local law enforcement agencies to purchase high technology equipment.

      Subsequent Developments. The Governor announced on October 25, 2000 that, pursuant to provisions in the law enacted in 1991 when the State sales tax rate was last raised, the State sales tax rate would be reduced by 0.25 percent for a period of at least one calendar year, effective January 1, 2001. This reduction will result in approximately $553 million less General Fund revenue in the last half of fiscal year 2000-01 and approximately $600 million less in the first half of fiscal year 2001-02. If the General Fund reserve falls below 4 percent of General Fund revenue in the future, the sales tax rate could be raised by 0.25%.

      The 2001-02 Governor's Budget, released on January 10, 2001, provides updated 2000-01 revenue and expenditure estimates. General Fund revenues in 2000-01 are estimated to be $76.9 billion, $3.0 billion above the 2000 Budget Act estimates. Expenditures in 2000-01 are estimated to be $79.7 billion, about $900 million above the Budget Act estimates. The Department of Finance estimates the June 30, 2001 SFEU balance, the budget reserve, will be approximately $5.85 billion, a substantial increase over the Budget Act estimate of $1.78 billion. However, current surpluses in the General Fund are being used to respond to the energy situation. See "Recent Developments Regarding Natural Gas and Electricity" below.

Fiscal Year 2001-02 Budget

      The 2001-02 Governor's Budget estimates 2001-02 General Fund revenues and transfers to be about $79.4 billion, or 3.3 percent higher than the revised 2000-01 estimate. This estimate assumes a slowing economy, still showing moderate growth short of a recession. The estimate also accounts for a $553 million drop in sales tax revenues as a result of the 0.25 percent sales tax reduction which took effect on January 1, 2001, and will remain in effect at least until December 31, 2001. The Governor proposes $82.9 billion in expenditures, a 3.9 percent increase over the revised 2000-01 estimate. The Governor proposes budget reserves in 2001-02 of $2.4 billion. Of this amount, $500 million is intended for unplanned litigation costs.

      The 2001-02 Governor's Budget proposes to use $3.7 billion of the new resources since the 2000 Budget Act for one-time expenditures, including $1 billion for energy initiatives, $772 million for capital outlay projects, $250 million in fiscal relief to local government, $200 million for new housing initiatives, and a variety of other proposals. With regard to ongoing programs, the 2001-02 Governor's Budget proposes substantial additions in Proposition 98 funding for K-12 education (an 8.1% increase over the revised 2000-01 spending level) and funding for all units of higher education, funding for health and welfare programs to cover anticipated caseloads, and a modest increase in youth and adult corrections funding. The final expenditure program for 2001-02 will be determined by June 2001 by the Legislature and Governor. The Department of Finance will publish an update of revenues and expenditures for the current year and of revenues for the upcoming fiscal year in May, 2001.

      Future Budgets

      It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

      Certain of the State's significant industries, such as high technology, are sensitive to economic disruptions in their export markets and the State's rate of economic growth, therefore, could be adversely affected by any such disruption. A significant downturn in U.S. stock market prices could adversely affect California's economy by reducing household spending and business investment, particularly in the important high technology sector. Moreover, a large and increasing share of the State's General Fund revenue in the form of income and capital gains taxes is directly related to, and would be adversely affected by a significant downturn in the performance of, the stock markets.

      In addition, it is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area. The possibility exists that another such earthquake could create a major dislocation of the California economy and significantly affect state and local government budgets.

      State Indebtedness

      General Obligation Bonds. As of February 1, 2000, the State had outstanding $22,565,721,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $12,623,474,000 of long-term general obligation bonds. This latter figure consists of $5,300,559,000 of authorized commercial paper notes, described below (of which $774,170,000 was outstanding), which had not yet been refunded by general obligation bonds, and $7,322,915,000 of other authorized but unissued general obligation debt.

      Commercial Paper Program. Pursuant to the terms of the bank credit agreement presently in effect supporting the general obligation commercial paper program, not more than $1.5 billion of general obligation commercial paper notes may be outstanding at any time; this amount may be increased or decreased in the future. Commercial paper notes are deemed issued upon authorization by the respective Finance Committees of the State Legislature, whether or not such notes are actually issued. As of February 1, 2000, the Finance Committees had authorized the issuance of up to $5,300,559,000 of commercial paper notes; as of that date $774,170,000 aggregate principal amount of general obligation commercial paper notes was outstanding.

      Lease-Purchase Debt. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of "indebtedness" within the meaning of the Constitutional provisions that require voter approval. The State had $6,683,927,218 General Fund-supported lease-purchase debt outstanding at February 1, 2001. The State Public Works Board, which is authorized to sell lease revenue bonds, had $2,308,544,000 authorized and unissued as of February 1, 2001.

      Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects financed include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. There are 17 agencies and authorities authorized to issue revenue obligations (excluding lease-purchase debt). State agencies and authorities had $28,674,361,510 aggregate principal amount of revenue bonds and notes that are non-recourse to the General Fund outstanding as of February 1, 2001.

      Cash Flow Borrowings. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State does not plan to issue revenue anticipation notes for the 2000-01 fiscal year.

      Ratings

      As of March 2, 2001, the following ratings for California General Obligation Bonds have been received from Moody's Investors Service ("Moody's"), Standard & Poor's Ratings Services ("S&P") and Fitch IBCA, Inc. ("Fitch"):

       Fitch                    Moody's                        S&P
       -----                    -------                        ---

         AA                       Aa3                           AA


      Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.

      State Appropriations Limit

      The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

      Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds that are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

      Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit May also be exceeded in cases of emergency.

      The State's Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at K-14 districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

      The Legislature has enacted legislation to implement Article XIII B that defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

      The following table shows the State's Appropriations Limit for the past three fiscal years, the current fiscal year and an estimate for 2001-02. Because of the extraordinary surge of revenues in 1999-00, the State has exceeded its Appropriations Limit in that year. However, until all pertinent fiscal information is available for the fiscal year 1999-00, the actual overage amount is still an estimate. As of the release of the 2001-02 Governor's Budget, the Department of Finance projects the State's Appropriations Limit for 2000-01 will be $3.655 billion under the State Appropriations Limit in fiscal year 2000-01 and $5.444 billion under in fiscal year 2001-02. No refund of taxes will occur unless the State exceeds its Appropriations Limit in 2000-01.


                                                  State Appropriations Limit
                                                          (Millions)


                                                  ------------------------------------------------------------------------------
                                                                                  Fiscal Years

                                                  ------------------------------------------------------------------------------
                                                  1997-98           1998-99         1999-00         2000-01         2001-02
                                                  --------------- ------------- ---------------- --------------- ---------------
State Appropriations Limit                        $   44,778      $   47,573    $   50,673       $   54,073      $    58,961*
Appropriations Subject to Limit                     (40,743)        (43,777)     (51,375)*        (50,418)*         (53,517)*
                                                  -------------   -----------   --------------   -------------   ---------------
Amount (Over)/Under Limit                         $    4,035      $    3,796    $   (702)*       $   3,655*      $     5,444*
                                                  =============   ===========   ==============   =============   ===============




------------------
*Estimated/Projected


SOURCE:  State of California, Department of Finance.


           Proposition 98


           Article XIII B, as amended by Proposition 98 on November 8, 1988, also establishes a minimum level of state funding for school and community college districts and requires that excess revenues up to a certain limit be transferred to schools and community college districts instead of returned to the taxpayers.

           Proposition 98 changed State funding of public education below the university level and the operation of the State appropriations funding, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. (See "State Appropriations Limit" above.) Under Proposition 98 (as modified by Proposition 111, which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in California Constitution Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools that would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 Fiscal Year, implementing Proposition 98, determined the K-14 schools' funding guarantee under Test 1 to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that percentage has been adjusted to approximately 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

           Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

           During the recession in the early 1990's, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlement. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,220 from Fiscal Year 1991-92 to Fiscal Year 1993-94.

           In 1992, a lawsuit was filed, called California Teachers' Association
v. Gould, that challenged the validity of these off-budget loans. The settlement of this case, finalized in July 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State's share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact.

           Substantially increased General Fund revenues, above initial budget projections, in the 1994-95 through 2000-01 Fiscal Years have resulted in retroactive increases in Proposition 98 appropriations from subsequent Fiscal Years' budgets. Because of the State's increasing revenues, per-pupil funding at the K-12 level has increased by about 71 percent from the level in place in 1991-92, and is estimated at about $7,174 per average daily attendance in 2000-01. A significant amount of the "extra" Proposition 98 monies in the last few years has been allocated to special programs. Furthermore, since General Fund revenue growth is expected to continue in 2001-02, the Governor has also proposed new education-related initiatives.

           Because of the complexities of Article XIII B, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, the Sponsor cannot predict the impact of this or related legislation on the Bonds in the California Trust Portfolio. Other Constitutional amendments affecting state and local taxes and appropriations have been proposed from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives. Propositions such as Proposition 98 and others that May be adopted in the future, May place increasing pressure on the State's budget over future years, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the State's ability to fund such other programs by raising taxes.

           Constitutional and Statutory Limitations

           Article XIII A of the California Constitution (which resulted from the voter-approved Proposition 13 in 1978) limits the taxing powers of California public agencies. Article XIII A provides that the maximum ad valorem tax on real property cannot exceed one percent of the "full cash value" of the property and effectively prohibits the levying of any other ad valorem tax on real property for general purposes. However, on May 3, 1986, Proposition 46, an amendment to Article XIII A, was approved by the voters of the State of California, creating a new exemption under Article XIII A permitting an increase in ad valorem taxes on real property in excess of one percent for bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness. "Full cash value" is defined as "the county assessor's valuation of real property as shown on the 1975-76 tax bill under 'full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The "full cash value" is subject to annual adjustment to reflect increases (not to exceed two percent) or decreases in the consumer price index or comparable local data, or to reflect reductions in property value caused by damage, destruction or other factors.

           At the November 1998 election,  voters  approved  Proposition 2. This
Proposition required the General Fund to repay loans made from certain transportation special accounts (such as the State Highway Account) at least once per Fiscal Year, or up to 30 days after adoption of the annual Budget Act. Since the General Fund May reborrow from the transportation accounts soon after the annual repayment is made, the Proposition is not expected to have any adverse impact on the State's cash flow.

           Future Initiatives

           Articles XIII A, XIII B, XIII C and XIII D were each adopted as measures that qualified for the ballot pursuant to the State's initiative process. From time to time, other initiative measures could be adopted that could affect revenues of the State or public agencies within the State.

           Local Government

           The primary units of local government in California are the counties, ranging in population from 1,200 in Alpine County to over 9,600,000 in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent healthcare, welfare, courts, jails and public safety in unincorporated areas. There are also 475 incorporated cities and thousands of other special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.

           In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990's, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services. Since then the State has also provided additional funding to counties and cities through such programs as health and welfare realignment, welfare reform, trial court restructuring, the Citizens' Option for Public Safety Program supporting local public safety departments and various other measures.

           Some local governments in California have experienced notable financial difficulties and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County, California, together with its pooled investment funds, which included investment funds from other local governments, filed for bankruptcy. The County has since emerged from bankruptcy. Los Angeles County, the nation's largest county, in the recent past has also experienced financial difficulty and its financial condition will continue to be affected by the large number of County residents who are dependent on government services and by a structural deficit in its health department. Moreover, California's improved economy has caused Los Angeles County, and other local governments, to come under increased pressure from public employee unions for improved compensation and retirement benefits.

           On November 5, 1996, voters approved Proposition 218, entitled the "Right to Vote on Taxes Act," which incorporates new Articles XIII C and XIII D into the California Constitution. These new provisions enact limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. Certain "general taxes" imposed after January 1, 1995 must be approved by voters in order to remain in effect. In addition, Article XIII C clarifies the right of local voters to reduce taxes, fees, assessments or charges through local initiatives. There are a number of ambiguities concerning the Proposition and its impact on local governments and their bonded debt that will require interpretation by the courts or the State Legislature. Proposition 218 does not affect the State or its ability to levy or collect taxes.


           Recent Developments Regarding Natural Gas and Electricity.

           During the past year California has experienced difficulties with the prices and supplies of natural gas and electricity in much of the State. These difficulties are likely to continue for several years. The State Department of Finance believes that the potential economic impacts of the utility situation, including increased energy costs, are mitigated by the fact that California is a relatively energy-efficient state, ranking 49th among the 50 states in energy expenditures as a percent of gross product, according to the U.S. Department of Energy data for 1997. Nonetheless, the Department believes there is potential for economic disruption during the summer peak in electricity demand if power supplies are interrupted, and that longer term business investment and location decisions may be adversely affected by potential disruptions. At the same time, the Department believes efforts to expand electric generating capacity and natural gas transmission pipelines should help relieve these concerns over the next several years.

           The three major investor-owned electric utilities in California are net buyers of electricity. The utilities have been purchasing electricity at fluctuating short-term and spot wholesale prices while the retail prices that they can charge their residential and small business customers are capped at specified levels. Beginning in mid-2000, power purchase costs exceeded retail charges and the utilities have reported substantial resulting losses. One result has been that the creditworthiness of the utilities has deteriorated, adversely affecting their ability to purchase electricity and, in the case of one utility, natural gas. The two largest utilities in the State have reported publicly that they have, since January 2001, defaulted on some of their obligations, and that it is possible they may be forced into bankruptcy.

           Shortages of electricity resulted in rolling blackouts in January 2001 affecting millions of Californians. On January 17, 2001, the Governor determined that the electricity available from California's utilities was insufficient to prevent widespread and prolonged disruption of electric service in California and proclaimed a state of emergency to exist in California under the California Emergency Services Act (the "Act"). Under the Act the Governor has directed all agencies of the State government to utilize and employ state personnel, equipment, and facilities for the performance of any and all activities designed to prevent or alleviate the emergency. The Act permits the Governor to direct the expenditure of any appropriated funds legally available to perform the activities required under a proclamation. The Governor directed the State Department of Water Resources ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency. The Act also authorizes the Governor to commandeer or utilize any private property or personnel deemed by him necessary in carrying out his responsibilities and requires the State to pay the reasonable value of the use of such property. The Governor has used this authority to seize certain power purchase contracts of investor-owned utilities.

           The DWR has been purchasing substantial amounts of electricity at fluctuating short-term and spot wholesale prices since January 17, 2001, for resale to retail end use customers of the investor-owned utilities at the same retail prices permitted to be charged by the utilities. DWR's purchases are designed to supplement the amount of electricity produced by the utilities' own generating assets and purchased by the utilities through their own contracts. Electricity purchased by DWR has been delivered to retail end use customers through the transmission and distribution systems of the investor-owned utilities and payment is to be collected from retail end use customers by the utilities and remitted to the DWR. These actions are all being taken pursuant to the Governor's proclamation, the Act, recently enacted legislation (AB 1x, Chapter 4, Statutes of 2001), and orders of the California Public Utilities Commission ("CPUC").

           DWR has also started entering into long-term contracts for purchase of electricity. These long-term contracts are intended to reduce reliance on short-term and spot market purchases in meeting the State's needs. DWR's authority to enter into such contracts currently expires in January 2003. State officials project that electricity purchases by the DWR as a creditworthy entity and the other efforts of the State to stabilize the wholesale power market (described below) will ultimately lower the wholesale cost of electricity in California.

           DWR expenditures for electricity  purchases for the period January 17
- February 14, 2001 aggregated approximately $1.2 billion and were funded by advances from the State's General Fund pursuant to various laws. Retail end use customer payments for electricity furnished by the DWR are required by law to be segregated and held in trust for the benefit of the DWR. Such payments are expected to be remitted to the DWR by the investor-owned utilities beginning in March 2001, but will aggregate less than the DWR's cost of purchasing that electricity. The difference is expected to be made up through the issuance of revenue bonds described below. The State anticipates that these two sources of funds will fully reimburse the General Fund for its advances made to implement the DWR's power purchases. Pending implementation of these repayment mechanisms, the State has sufficient available resources to continue to support the DWR's electricity purchases for many months.

           The DWR plans to issue revenue bonds to fund its power purchase program. Revenue bonds are expected to be issued by mid-2001 and interim financing may be arranged until bonds are issued. The revenue bonds would reimburse the State's General Fund for any unreimbursed advances made to the DWR to purchase electricity and also provide working capital financing for the DWR's power purchase program. The principal amount of revenue bonds to be issued has not been determined but initial estimates contemplate a bond program size of up to $10 billion. The revenue bonds will be repaid from a dedicated revenue stream derived from end use customers payments for electricity. AB 1x authorized the DWR to set rates charged to retail end use customers, for power used above a specified "baseline" amount, so as to produce sufficient revenues to meet all its obligations, including repayment of the revenue bonds. The CPUC is authorized to enter into an agreement with the DWR to implement these rates. Neither the faith and credit nor the taxing power of the State will be pledged to pay the revenue bonds.

           The Governor has stated that the State is focusing its efforts in four main areas: (1) increasing the energy supply through expedited plant construction and other sources of power generation; (2) decreasing energy demand and increasing efficiency; (3) expanding the use of long-term energy contracts rather than relying upon the spot market; and (4) maintaining the financial viability of California's public utilities. Over the last two years, nine power plants have received permits to start construction, and six plants are currently under construction. In addition, there are 14 plants moving through the permitting process. As these new facilities become operational, the increased supply of power is expected to lower the cost of power in the wholesale market. In addition, the Governor has issued a series of Executive Orders to streamline the review process for new peaking power facilities; reduce administrative hurdles to accelerate power plant construction; promote development of renewable energy systems; and increase the hours of operation of existing facilities.

           The State Legislature is considering various bills dealing with energy matters, including bills that would authorize one or more State agencies to build, purchase or obtain by eminent domain electricity generation or transmission facilities or natural gas transmission facilities, and to encourage energy conservation programs. These agencies would have the power to issue revenue bonds for these purposes. Legislation is also being considered that could assist the investor-owned utilities to refinance their deficits incurred in the recent purchases of wholesale power, including a proposal for the State to purchase the utilities' transmission lines.

           California imports about 85 percent of its natural gas. Limited gas transmission pipeline capacity into California and a major pipeline break in New Mexico during the summer of 2000, coupled with increases in wholesale prices for natural gas in the United States, have resulted in substantial price increases that are being passed on to business and residential consumers. Pipeline expansion is planned but will not be complete for several years.

Nationwide, relatively high prices for natural gas likely persist for several years. Supplies of natural gas in northern and central California are also being affected by the financial difficulty of the utility company serving that region. Shortages of natural gas supplies could adversely affect the economy, and particularly generation of electricity, much of which is fueled by natural gas.

           A number of lawsuits have been filed concerning various aspects of the current energy situation. These include disputes over rates set by the CPUC; responsibility for electricity and natural gas purchases made by the investor-owned utilities and California Independent System Operator (which continues to purchase some electricity); and antitrust and fraud claims against various parties. See "Litigation" below for a discussion of certain of these lawsuits.

           While the State hopes that the measures described above, coupled with conservation, load management and improved energy efficiency, will avoid future disruptions of the supply of electricity or natural gas to the public, lower wholesale energy prices and promote the financial recovery of the State's investor-owned utilities, the situation continues to be fluid and subject to many uncertainties. There can be no assurance that there will not be future disruptions in energy supplies or related developments which could adversely affect the State's economy, and which could in turn affect State revenues, or the health and comfort of its citizens.

           Tobacco Litigation

           In 1998, the State signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future. Tobacco manufacturers agreed to billions of dollars in payments and restrictions in marketing activities. Under the settlement, the companies agreed to pay California governments approximately $22 billion over a period of 25 years. Beyond 2025, payments of approximately $1 billion per year will continue in perpetuity. Under the settlement, half of the moneys will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). The 2000 Budget Act includes the receipt of $383 million of settlement money to the General Fund in fiscal year 2000-01.

           The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement allow reduction of the companies' payments for decreases in cigarette sales and certain types of federal legislation. Settlement payments can increase due to inflation or increases in cigarette sales. The "first annual" payment, received in April 2000, was 13.8 percent lower than the base settlement amount due to reduced sales. Future payment estimates have been reduced by a similar percentage. If any of the companies goes into bankruptcy, the State could seek to terminate the agreement with respect to those companies filing bankruptcy actions thereby reinstating all claims against those companies. The State may then pursue those claims in the bankruptcy litigation, or as otherwise provided by law. Also, several parties have brought a lawsuit challenging the settlement and seeking damages; see "Litigation" below.

           Pending Litigation

           On December 24, 1997, lead claimant Sonoma County and a consortium of California counties filed a test claim with the Commission on State Mandates (the "Commission") asserting that the property tax shift from counties to school districts beginning in 1993-94 is a reimbursable state mandated cost. On November 21, 2000, the State Court of Appeal issued a published decision in favor of the State. Sonoma County has filed a petition for review in the State Supreme Court which was opposed by the State. The petition is pending. Should a final decision on this matter be in favor of the counties, the impact to the State General Fund could be more than $10.0 billion. In addition, there would be an annual Proposition 98 General Fund cost of at least $3.75 billion. This cost would grow in accordance with the annual assessed value growth rate.

           On June 24, 1998, plaintiffs in Howard Jarvis Taxpayers Association et al. v. Kathleen Connell filed a complaint for certain declaratory and injunctive relief challenging the authority of the State Controller to make payments from the State Treasury in the absence of a state budget. On July 21, 1998, the trial court issued a preliminary injunction prohibiting the State Controller from paying moneys from the State Treasury for fiscal year 1998-99, with certain limited exceptions, in the absence of a state budget. The preliminary injunction, among other things, prohibited the State Controller from making any payments pursuant to any continuing appropriation. On July 22 and 27, 1998, various employee unions which had intervened in the case appealed the trial court's preliminary injunction and asked the Court of Appeal to stay the preliminary injunction. On July 28, 1998, the Court of Appeal granted the unions' requests and stayed the preliminary injunction pending the Court of Appeal's decision on the merits of the appeal. On August 5, 1998, the Court of Appeal denied the plaintiffs' request to reconsider the stay. Also on July 22, 1998, the State Controller asked the California Supreme Court to immediately stay the trial court's preliminary injunction and to overrule the order granting the preliminary injunction on the merits. On July 29, 1998, the Supreme Court transferred the State Controller's request to the Court of Appeal. The matters are now pending before the Court of Appeal. Briefs have been submitted; no date has yet been set for oral argument.

           The State is involved in ongoing litigation related to State mandate test claims, initially filed in 1980 and 1981, concerning the costs of providing special education programs and services to disabled children. After 20 years of litigation, on October 26, 2000, the Governor announced that the parties had agreed, in principle, to a settlement under which schools would receive (1) $520 million in retroactive payments - $270 million immediately, plus $25 million for the next 10 years, and (2) $100 million per year for ongoing costs. The proposed settlement is subject to approval by the school districts and ratification by the Legislature.

           In January of 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In McMahon v. State, a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the 1997 flooding. After various pre-trial proceedings, the State filed its answer to the plaintiffs' complaint in January of 2000. No trial date has been set. The State is vigorously defending the action.

           The State is involved in a lawsuit related to contamination at the Stringfellow toxic waste site. In United States, California v. J.B. Stringfellow, Jr., et al., the State is seeking recovery for past costs of cleanup of the site, a declaration that the defendants are jointly and severally liable for future costs, and an injunction ordering completion of the cleanup. However, the defendants have filed a counterclaim against the State for alleged negligent acts, resulting in significant findings of liability against the State as owner, operator, and generator of wastes taken to the site. The State has appealed the rulings. Present estimates of the cleanup range from $400 million to $600 million. Potential State liability falls within this same range. However, all or a portion of any judgment against the State could be satisfied by recoveries from the State's insurance carriers. The State has filed a suit against certain of these carriers. The trial on the coverage action is expected to begin in late 2001, at the earliest.

           The State is a defendant in Paterno v. State of California, a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $500,000 to a sample of plaintiffs. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals. In August 1999, the Court of Appeal issued a decision reversing the trial court's judgment against the State and remanding the case for retrial on the inverse condemnation cause of action. The California Supreme Court denied plaintiffs' petition for review. Retrial is presently set to commence on February 20, 2001 in Yuba County.

           In County of San Bernardino v. State Department of Health Services and Barlow Respiratory Hospital v. State Department of Health Services, which are being tried together in state court, plaintiffs seek mandamus relief requiring the State to retroactively increase out-patient Medi-Cal reimbursement rates. Plaintiffs in Orthopedic Hospital v.

Belshe, a federal court action, seek the same relief on a prospective basis. Plaintiffs in the state court action have estimated that the retroactive damages could exceed $500 million. Should prospective relief be granted, the State's costs could increase by more than $100 million per year in future years. The State is vigorously defending these cases. The trial in the County of San Bernardino and Barlow cases is scheduled to have three phases: law, fact and remedy phases. The state court litigation has been stayed pending settlement negotiations which have resulted in settlement of all three cases for $350 million in retroactive payments and a 30% increase in reimbursement rates beginning July 1, 2001, with 3.33% increases in each of the following three years. This settlement is subject to approval by the United States Department of Health and Human Services, Health Care Financing Administration.

           The State is involved in three refund actions, California Assn. Of Retail Tobacconists (CART), et al. v. Board of Equalization, et al., Cigarettes Cheaper!, et al. v. Board of Equalization, et al. and McLane/Suneast, et al. v. Board of Equalization, et al., that challenge the constitutionality of Proposition 10, which the voters passed in 1998 to establish the Children and Families Commission and local county commissions and to fund early childhood development programs. CART and Cigarettes Cheaper! allege that Proposition 10, which increases the excise tax on tobacco products, violates 11 sections of the California Constitution and related provisions of law. McLane/Suneast challenges only the "double tax" aspect of Proposition 10. Trial of these three consolidated cases commenced on September 15, 2000, and judgment was rendered on November 15, 2000 in defendants' favor on all counts. An appeal is anticipated. Due to the facial challenge, there is exposure as to the entire $750 million per year collected under Proposition 10 together with interest, which could amount to several billion dollars by the time the case is finally resolved.

           In FORCES Action Project et al. v. State of California et al., various smokers rights groups challenge the tobacco settlement as it pertains to California, Utah and the City and County of San Francisco. Plaintiffs assert a variety of constitutional challenges, including that the settlement represents an unlawful tax on smokers. On January 5, 2000, the court dismissed the complaint for lack of subject matter jurisdiction because the plaintiffs lacked standing to sue. The court also concluded that the plaintiffs' claims against the State and its officials are barred by the 11th Amendment. Plaintiffs have appealed. Briefing has been completed. No date has been set for oral argument.

           Arnett v. California Public Employees Retirement System, et al., was filed by seven former employees of the State of California and local agencies, seeking back wages, damages and injunctive relief. Plaintiffs are former public safety members who began employment after the age of 40 and are recipients of Industrial Disability Retirement ("IDR") benefits. Plaintiffs contend that the formula which determines the amount of IDR benefits violates the federal Age Discrimination in Employment Act of 1967 ("ADEA"). Plaintiffs contend that, but for their ages at hire, they would receive increased monthly IDR benefits similar to their younger counterparts who began employment before the age of 40. CalPERS has estimated the liability to the State as approximately $315.5 million were the plaintiffs to prevail. The District Court dismissed the complaint for failure to state a claim. On August 17, 1999, the Ninth Circuit Court of Appeals reversed the District Court's dismissal of the complaint. The State sought further review in the United States Supreme Court. On January 11, 2000, the United States Supreme Court in Kimel v. Florida Board of Regents, held that Congress did not abrogate the sovereign immunity of the states when it enacted the ADEA. Thereafter, on January 18, 2000, the Supreme Court granted the petition for writ of certiorari in Arnett, vacated the judgment of the Ninth Circuit, and remanded the case to the Ninth Circuit for further proceedings consistent with Kimel. In turn, the Ninth Circuit remanded the case to the District Court. Thereafter, the EEOC intervened in this action. In December 2000, the State filed a motion for summary judgment based on sovereign immunity and constitutional grounds. The court is expected to rule on the State's motion on February 23, 2001. The court scheduled a settlement conference for February 16, 2001 and set this matter for trial on April 30, 2001.

           On March 30, 2000, a group of students, parents, and community based organizations brought suit, on behalf of the school children of the Los Angeles Unified School District, against the State Allocation Board ("SAB"), the State Office of Public School Construction ("OPSC") and a number of State officials (Godinez, et al. v. Davis, et al.)

in the Superior Court in the County of Los Angeles. The lawsuit principally alleges SAB and OPSC have unconstitutionally and improperly allocated new public school construction funds to local school districts for new public school construction as authorized by the Class Size Reduction Kindergarten-University Public Education Facilities Bond Act. On December 13, 2000, the parties reached an agreement. Assuming no future substantive changes in the regulations, the lawsuit will not go forward and will eventually be dismissed. On or about December 8, 2000, a related lawsuit was filed in Sacramento County Superior Court by the Coalition for Adequate School Housing ("CASH"). CASH seeks a writ of mandate against the State Allocation Board to prevent the distribution of new school construction funds according to the newly adopted regulations. No appearance has been made by the SAB in the CASH suit. The Attorney General is of the opinion that neither the Godinez nor the CASH lawsuit affects the validity of any State bonds, nor the authority of the State to issue bonds under the current authorization granted by the finance committees.

           In Charles Davis v. California Health and Human Services Agency, the plaintiff has brought a class action under a number of federal acts, including the Americans with Disabilities Act, seeking declaratory and injunctive relief, alleging that persons who are institutionalized with disabilities at a San Francisco run 1,200-bed skilled nursing facility (Laguna Honda) who require long-term care should be assessed as to whether they can be treated at home or in community-based facilities, and then provided appropriate care. The State has filed an answer. At this early stage in the proceedings, it is difficult to assess the financial impact of a judgment against the State. However, should the plaintiff prevail, the State's liability could exceed $400 million. The State is vigorously defending this action.

           In Stephen Sanchez, et al. v. Grantland Johnson et al., the plaintiffs have brought a class action in Federal District Court for the Northern District of California, seeking declaratory and injunctive relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the Americans with Disabilities Act, and violate Social Security Act, Civil Rights Act and the Rehabilitation Act, because they result in unnecessary institutionalization of developmentally disabled persons. The State has filed a responsive pleading and is vigorously contesting this case. At this early stage in the proceedings, it is difficult to assess the financial impact of a judgment against the State. However, should the plaintiffs prevail, the State's liability could exceed $400 million.

           In California Independent Systems Operator v. Reliant Energy Services et al. (U.S. District Court, E.D. Cal), the California Independent Systems Operator (ISO) sued Reliant Energy and three other energy producers alleging they were threatening to no longer comply with an ISO tariff that required them to supply energy when requested by ISO during a "System Emergency." ISO has been operating under a Stage Three emergency, its highest level, since mid-January. If these producers refused to provide power, the State faced the possibility of continuous and potentially uncontrollable blackouts. The ISO filed an application for a temporary restraining order (TRO). The State of California acting through its Electricity Oversight Board intervened in the action in support of the TRO and a preliminary injunction. On February 7, 2001, the District Court issued a TRO preventing the energy producers from refusing to supplying power under the ISO tariff, even if they were not paid for the power ordered by SCE and PG&E. The Court observed that "the State of California is confronting an energy crisis of catastrophic proportions" and that the threats of blackouts "pose a dire threat to public health and safety."

           In the same action, Reliant Energy has filed (but not served) a third-party complaint against the California Department of Water Resources (the Department) seeking a declaration that AB 1 should be read to require the Department to pay for all power delivered to the ISO by energy producers, regardless of the price. Reliant Energy has filed a motion for TRO to include DWR based on the third-party complaint. A series of motions under both the complaint and the third-party complaint are pending before the court.

           While it is difficult to predict the effect of a ruling on the third-party complaint requiring the Department to purchase all power requirements of the State regardless of the cost, such order could increase substantially, in the near term, the amount of money required by the Department to purchase electricity.

           In Duke Energy v. Davis, et al. (U.S. District Court, C.D. Cal.), the plaintiff challenges the Governor's orders commandeering the Southern California Edison (SCE) and Pacific Gas & Electric (PG&E) block forward market contracts held by the California Power Exchange on the ground that the orders violated the Supremacy Clause and other constitutional provisions. Duke Energy seeks a temporary restraining order (TRO) and injunction barring the Governor from taking any action against Duke Energy under the authority of the Executive Orders and a declaration that Duke Energy has no obligation to deliver power under the block forward contracts. The hearing on the TRO, seeking an order restraining the ISO from requiring the energy producer to supply energy under the contracts, has been taken off calendar. A hearing will be held on the plaintiff's motion for a preliminary injunction.

           The Power Exchange has informally demanded payment from the State in the amount of approximately $651.7 million for the SCE Block Forward Contracts and approximately $347.9 million for the Pacific Gas & Electric Block Forward Contracts. The state disputes this valuation. The Emergency Services Act requires that the Power Exchange pursue administrative remedies by filing a claim with the California Victim Compensation and Government Claims Board.

           The Sponsor believes the information summarized above describes some of the more significant aspects relating to the California Trust. The sources of such information are Preliminary Official Statements and Official Statements relating to the State's general obligation bonds and the State's revenue anticipation notes, or obligations of other issuers located in the State of California, or other publicly available documents. The State has indicated that its discussion of budgetary information is based on estimates and projections of revenues and expenditures for the current Fiscal Year and must not be construed as statements of fact; the estimates and projections are based upon various assumptions that May be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved. Although the Sponsor has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

           NEW YORK PORTFOLIO. The information set forth below is derived from the Official Statements and/or preliminary drafts of Official Statements prepared in connection with the issuance of New York State and New York City municipal bonds. The Sponsor has not independently verified this information.

           Economic Trends. Over the long term, the State of New York (the "State") and the City of New York (the "City") face serious potential economic problems. The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways. The State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

           The State has for many years had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

           Notwithstanding the numerous initiatives that the State and its localities may take to encourage economic growth and achieve balanced budgets, reductions in Federal spending could materially and adversely affect the financial condition and budget projections of the State and its localities.

           New York City. The City, with a population of approximately 8.0 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City's total employment earnings. Additionally, the City is the nation's leading tourist destination. Manufacturing activity in the City is conducted primarily in apparel and printing.

           For each of the 1981 through 2000 fiscal years, the City had an operating surplus, before discretionary transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles ("GAAP"), after discretionary transfers. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.

           As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's current financial plan projects a surplus in the 2001 and 2002 fiscal years, before discretionary transfers, and budget gaps for each of the 2003, 2004 and 2005 fiscal years. This pattern of current year surplus operating results and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved surplus operating results, before discretionary transfers, for each fiscal year.

           The City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

           The Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 2001 through 2005 fiscal years (the "2001-2005 Financial Plan" or "Financial Plan"). The City's projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Such assumptions and contingencies include the condition of the regional and local economies, the provision of State and Federal aid and the impact on City revenues and expenditures of any future Federal or State policies affecting the City.

           Implementation of the Financial Plan is dependent upon the City's ability to market its securities successfully. The City's program for financing capital projects for fiscal years 2001 through 2005 contemplates the issuances of $11.4 billion of general obligation bonds and approximately $5.54 billion of bonds (excluding bond anticipation notes) to be issued by the New York City Transitional Finance Authority (the "Finance Authority"). In addition, the Financial Plan anticipates access to approximately $2.4 billion (including the $604 million of bond proceeds received to date) in financing capacity of TSASC, Inc. ("TSASC"), which issues debt secured by revenues derived from the settlement of litigation with tobacco companies selling cigarettes in the United States. The Finance Authority and TSASC were created to assist the City in financing its capital program while keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, New York City Municipal Water Finance Authority ("Water Authority"), Finance Authority, TSASC and other bonds and notes will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation debt, as well as debt of the Water Authority, Finance Authority and TSASC. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

           The City Comptroller and other agencies and public officials, from time to time, issue reports and make public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans.

           For the 2000 fiscal year, the City had a operating surplus of $3.187 billion, before discretionary and other transfers, and achieved balanced operating results, after discretionary and other transfers, in accordance with GAAP. The 2000 fiscal year is the twentieth consecutive year that the City has achieved an operating surplus, before discretionary and other transfers, and balanced operating results, after discretionary and other transfers.

           On January 25, 2001, the City released the Financial Plan for the 2001 through 2005 fiscal years, which relates to the City and certain entities which receive funds from the City. The Financial Plan is a modification to the financial plan submitted to the Control Board on June 15, 2000 (the "June
Financial Plan"), as modified in November 2000. The Financial Plan projects revenues and expenditures for the 2001 and 2002 fiscal years balanced in accordance with GAAP, and projects gaps of $2.4 billion, $2.5 billion and $2.3 billion for fiscal years 2003 through 2005, respectively.

           Changes since the June Financial Plan include: (i) an increase in projected revenues of $950 million, $589 million, $604 million and $696 million in fiscal years 2001 through 2004, respectively, reflecting primarily increases in projected personal income, business and sales tax revenues; (ii) an increase in projected revenues of $323 million and $139 million in fiscal years 2001 and 2002, respectively, due to reductions in proposed tax cuts; (iii) increased pension costs resulting primarily from a cost of living adjustment in pension payments totaling $132 million, $265 million, $380 million and $480 million in fiscal years 2001 through 2004, respectively; (iv) an increase in labor costs totaling $130 million, $220 million, $180 million and $200 million in fiscal years 2001 through 2004, respectively, to reflect the elimination of previously planned savings, partially offset by recently negotiated fringe benefit cost savings; and (v) other net spending increases of $134 million, $340 million, $401 million and $379 million in fiscal years 2001 through 2004, respectively, including increased spending for Medicaid, police, energy, debt service and other agency spending. In addition, the Financial Plan sets forth gap-closing actions to eliminate a previously projected gap for the 2002 fiscal year and to reduce projected gaps for fiscal years 2003 through 2005. The gap-closing actions for the 2001 through 2005 fiscal years include: (i) additional agency savings and revenue actions totaling $346 million, $692 million, $330 million, $312 million and $312 million for fiscal years 2001 through 2005, respectively;
(ii) State reimbursement for landfill closure costs in fiscal year 2002 totaling $75 million; (iii) additional Federal and State actions of $350 million in each of fiscal years 2002 through 2005; and (iv) the proposed sale of OTB in fiscal year 2002 for $250 million. The Financial Plan includes a proposed discretionary transfer in the 2001 fiscal year of $2.3 billion to pay debt service due in fiscal year 2002 and a proposed discretionary transfer in fiscal year 2002 of $345 million to pay debt service due in fiscal year 2003.

           The Financial Plan assumes: (i) collection of projected rent payments for the City's airports, totaling $350 million, $205 million, $140 million and $70 million in the 2002 through 2005 fiscal years, respectively, which depends on the successful completion of negotiations with The Port Authority of New York and New Jersey (the "Port Authority") or the enforcement of the City's rights under the existing leases through pending legal actions; (ii) State and Federal approval of the State and Federal gap-closing actions proposed by the City in the Financial Plan; (iii) the annual receipt of $114 million of State payments to a stock transfer tax incentive fund reflected in the Financial Plan as a revenue to the City which was not included in the Governor's Executive Budget;
(iv) the successful completion of the sale of OTB, which will require State legislative approval; and (v) the sale of approximately $150 million of assets. The Financial Plan contains a labor reserve for merit pay wage increases for City employees for two years after their collective bargaining agreements expire, at a cost of $355 million, $750 million, $800 million and $800 million in fiscal years 2001 through 2004, respectively. The Financial Plan does not make any provision for wage increases other than the labor reserve for merit pay increases discussed above. The Financial Plan also reflects a proposed tax reduction program which totals $405 million, $721 million, $1.0 billion and $1.2 billion in fiscal years 2002 through 2005, respectively. This tax reduction program includes elimination of the commercial rent tax over four years; the extension of current tax reductions for owners of cooperative and condominium apartments; an earned income tax credit; a credit against the personal income tax for resident owners of Subchapter S corporations; repeal of the $2 hotel tax; elimination of the sales tax on clothing and footwear; and a 10% reduction in business taxes, each of which requires approval by the State legislature and/or the City Council.

           It can be expected that the Financial Plan will engender public debate, which will continue through the time the budget is scheduled to be adopted in June 2001, and that there will be proposals to increase spending. Accordingly, the Financial Plan may be changed by the time the budget for fiscal year 2002 is adopted. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and other factors which could have a material effect on the City.

           The Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economies and modest employment growth and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 2001 through 2005 fiscal years; continuation of projected interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of City agencies to maintain balanced budgets; the willingness of the Federal government to provide the amount of Federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; the City's ability to market its securities successfully in the public credit markets; and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure.

           Although the City has maintained balanced budgets in each of its last twenty fiscal years and is projected to achieve balanced operating results for the 2001 fiscal year, there can be no assurance that the gap-closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

           On September 13, 2000, Standard & Poor's revised its rating of City bonds upward to A. Moody's rating of City bonds was revised in August 2000 to A2 from A3. On March 8, 1999, Fitch revised its rating of City bonds upward to A from A- and on September 15, 2000, Fitch revised its rating to A+. Moody's, Standard & Poor's and Fitch currently rate the City's outstanding general obligation bonds A2, A and A+, respectively.

           New York State and its Authorities. The State Financial Plan projects balance on a cash-basis for the 2000-2001 fiscal year, with a closing balance in the General Fund of $1.4 billion. The Governor's Executive Budget projects balance on a cash basis for the 2001-2002 fiscal year, with a closing balance in the General Fund of $2.3 billion, including a projected reserve of $1.3 billion to mitigate the impact in future years of a potential national economic slowdown. The Legislature and the State Comptroller will review the Governor's Executive Budget and are expected to comment on it. There can be no assurance that the Legislature will enact the Executive Budget into law, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth in the Executive Budget. Depending on the amount of State aid provided to localities, the City might be required to make changes in its Financial Plan.

           The  State  Financial  Plan  contains   projections  of  a  potential
imbalance in the 2002-2003 fiscal year of $2.5 billion and in the 2003-2004 fiscal year of $2.9 billion, assuming implementation of the 2001-2002 Executive Budget recommendations. The current gap projections do not count on the use of any of the proposed $1.3 billion reserve fund in either 2002-2003 or 2003-2004, and include no new collective bargaining costs after the current labor contracts expire in 2003. In addition, the third quarterly update to the State's Annual
Information Statement (the "Update") describes risks relating to a slowing economy and litigation against the State.

           According to the Update, the State revised the cash-basis 2000-01 State Financial Plan on January 16, 2001, with the release of the 2001-02 Executive Budget. The State Division of the Budget ("DOB") now expects the State to close the 2000-01 fiscal year with an available cash surplus of $1.36 billion in the General Fund. The projected surplus as reported by DOB results from $1.71 billion in higher projected receipts, reduced in part by $346 million in higher estimated disbursements compared to the Mid-Year update. DOB revised its projected receipts and disbursements based on a review of actual operating results through December 2000, as well as an analysis of underlying economic and programmatic trends it believes may affect the Financial Plan for the balance of the fiscal year.

           DOB projects a closing balance in the General Fund of $1.14 billion in 2000-01. The balance is comprised of $627 million in the Tax Stabilization Reserve after an $80 million deposit in 2000-01; $338 million in the Community Projects Fund, which pays for Legislative initiatives; $150 million in the Contingency Reserve Fund; and $29 million in the Universal Pre-Kindergarten Fund.

           In addition to the General Fund closing balance of $1.14 billion, the State will have a projected $1.85 billion in the tax refund reserve account at the end of 2000-01. The refund reserve account is used to adjust personal income tax collections across fiscal years to pay for tax refunds, as well as to accomplish other Financial Plan objectives. The projected balance of $1.85 billion is comprised of $1.28 billion from the 2000-01 surplus, $521 million from LGAC that may be used to pay tax refunds during 2000-01 but must be on deposit at the close of the fiscal year, and $49 million in other funds designated to pay other tax refunds. The closing balance also excludes $1.2 billion in the School Tax Relief (STAR) Special Revenue Fund (for future STAR payments) and $250 million in the Debt Reduction Reserve Fund (for 2001-02 Debt Reduction).

           Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State Financial Plan. For example, a downturn in the financial markets or the wider economy is possible, a risk that is heightened by recent events. The securities industry is more important to the New York economy than the national economy as a whole, potentially amplifying the impact of an economic downturn. A large change in stock market performance during the forecast horizon could result in wage and unemployment levels that are significantly different from those embodied in the Financial Plan forecast. Merging and downsizing by firms, as a consequence of deregulation, continued foreign competition or a sustained economic downturn, may have more significant adverse effects on employment than expected. The 2000-01 Financial Plan is also necessarily based upon forecasts of national and State economic activity. The DOB believes that its projections of receipts and disbursements relating to the 2000-01 Financial Plan, and the assumptions on which they are based, are reasonable, however, actual results could differ materially and adversely from these projections.

           Standard & Poor's rates the State's general obligation bonds AA, and Moody's rates the State's general obligation bonds A2. On December 19, 2000, Standard & Poor's revised its rating on the State's general obligation bonds from A+ to AA.

           Litigation. A number of court actions have been brought involving State finances. The court actions in which the State is a defendant generally involve State programs and miscellaneous tort, real property, and contract claims. While the ultimate outcome and fiscal impact, if any, on the State of those proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the State's ability to carry out the State Financial Plan.

           The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2000 amounted to approximately $3.5 billion.

           LEGISLATION. At any time after the Initial Date of Deposit, legislation may be enacted, affecting the Securities in the Trusts or the issuers of the Securities. Changing approaches to regulation, particularly with respect to the environment or with respect to the petroleum industry, may have a negative impact on certain companies represented in the Trusts. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on a Trust or will not impair the ability of the issuers of the Securities to achieve their business goals.

           LEGAL PROCEEDINGS AND LITIGATION. At any time after the Initial Date of Deposit, legal proceedings may be initiated on various grounds, or legislation may be enacted, with respect to the Securities in the Trusts or to matters involving the business of the issuer of the Securities. There can be no assurance that future legal proceedings or legislation will not have a material adverse impact on the Trusts or will not impair the ability of the issuers of the Securities to achieve their business and investment goals.

                                 PUBLIC OFFERING

      OFFERING PRICE. In calculating the Public Offering Price, the aggregate value of the Securities is determined in good faith by the Trustee on each "Business Day" as defined in the Indenture in the following manner: because the Securities are listed on a national securities exchange, this evaluation is based on the closing sale prices on that exchange as of the Evaluation Time (unless the Trustee deems these prices inappropriate as a basis for valuation). If the Trustee deems these prices inappropriate as a basis for evaluation, then the Trustee may utilize, at the Trusts' expense, an independent evaluation service or services to ascertain the values of the Securities. The independent evaluation service shall use any of the following methods, or a combination thereof, which it deems appropriate: (a) on the basis of current bid prices for comparable securities, (b) by appraising the value of the Securities on the bid side of the market or by such other appraisal deemed appropriate by the Trustee or (c) by any combination of the above, each as of the Evaluation Time.

      VOLUME AND OTHER DISCOUNTS. Units are available at a volume discount from the Public Offering Price based upon the number of Units purchased. This volume discount will result in a reduction of the sales charge applicable to such purchases. The approximate reduced sales charge on the Public Offering Price applicable to such purchases is as follows:

                                                              APPROXIMATE
                                                                REDUCED
                 NUMBER OF UNITS                                 SALES
                 ---------------                                 CHARGE
                                                                 ------

                 10,000 but less than 25,000...........          4.25%
                 25,000 but less than 50,000...........          4.00%
                 50,000 but less than 75,000...........          3.50%
                 75,000 but less than 100,000..........          3.00%

      For transactions of 100,000 Units or more, the Sponsor intends to negotiate the applicable sales charge and such charge will be disclosed to any such purchaser. The Sponsor reserves the right to change the discounts from time to time.

      These discounts will apply to all purchases of Units by the same purchaser. Units purchased by the same purchasers in separate transactions will be aggregated for purposes of determining if such purchaser is entitled to a discount provided that such purchaser must own at least the required number of Units at the time such determination is made. Units held in the name of the spouse of the purchaser or in the name of a child of the purchaser under 21 years of age are deemed for the purposes hereof to be registered in the name of the purchaser. The discount is also applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account.

      The holders of units of prior series of Equity Securities Trusts (the "Prior Series") may "rollover" into a Trust by exchanging units of the Prior Series for Units of a Trust at their relative net asset values, subject to a reduced sales charge of 3.50%. An exchange of a Prior Series for Units of a Trust will generally be a taxable event. The rollover option described herein will also be available to investors in the Prior Series who elect to purchase Units of a Trust within 60 days of their liquidation of units in the Prior Series (see "Trust Termination").

      Employees (and their immediate families) of Investec Ernst & Company (and its affiliates), the Portfolio Consultant and of the special counsel to the Sponsor, may, pursuant to employee benefit arrangements, purchase Units of a Trust at a price equal to the aggregate value of the underlying securities in the Trust, divided by the number of Units outstanding (without a sales charge). Such arrangements result in less selling effort and selling expenses than sales to employee groups of other companies. Resales or transfers of Units purchased under the employee benefit arrangements may only be made through the Sponsor's secondary market, so long as it is being maintained, and not through other broker-dealers.

      Investors in any open-end management investment company or unit investment trust that have purchased their investment within a five-year period prior to the date of this Prospectus can purchase Units of a Trust in an amount not greater in value than the amount of said investment made during this five-year period at a reduced sales charge of 3.50% of the public offering price.

      Units may be purchased (including purchases by Rollover Unitholders) at the Public Offering Price (for purchases which do not qualify for a volume discount) less the concession the Sponsor typically allows to brokers and dealers for purchases (see "Public Offering--Distribution of Units") by (1) investors who purchase Units through registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees for financial planning, investment advisory or asset management service, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed, (2) bank trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, custodial or similar capacity, (3) any person who, for at least 90 days, has been an officer, director or bona fide employee of any firm offering Units for sale to investors or their immediate family members (as described above) and (4) officers and directors of bank holding companies that make Units available directly or through subsidiaries or bank affiliates. Notwithstanding anything to the contrary in this Prospectus, such investors, bank trust departments, firm employees and bank holding company officers and directors who purchase Units through this program will not receive the volume discount.

      DISTRIBUTION OF UNITS. During the initial offering period and thereafter to the extent additional Units continue to be offered by means of this Prospectus, Units will be distributed by the Sponsor and dealers at the Public Offering Price. The initial offering period is thirty days after each deposit of Securities in each of the Trusts and the Sponsor may extend the initial offering period for successive thirty day periods. Certain commercial banks are making Units of the Trusts available to their customers on an agency basis. Further, as a result of certain legislative changes effective November, 1999, banks are no longer prohibited from certain affiliations with securities firms. This new legislation grants banks new authority to conduct certain authorized activity, such as sales of Units, through financial subsidiaries. A portion of the sales charge discussed above is retained by or remitted to the banks or their financial subsidiaries for these agency and brokerage transactions.

      The Sponsor presently maintains and intends to continue to qualify the Units for sale in a limited number of States through dealers who are members of the National Association of Securities Dealers, Inc. Units may be sold to dealers at prices which represent a concession of up to 4.0% per Unit, subject to the Sponsor's right to change the dealers' concession from time to time. Such Units may then be distributed to the public by the dealers at the Public Offering Price then in effect. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units.

      Broker-dealers of the Trusts, banks and/or others are eligible to participate in a program in which such firms receive from the Sponsor a nominal award for each of their registered representatives who have sold a minimum number of units of unit investment trusts created by the Sponsor during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales forces of brokers, dealers, banks and/or others may be eligible to win other nominal awards for certain sales efforts or under which the Sponsor will allow to any such brokers, dealers, banks and/or others that sponsor sales contests or recognition programs conforming to criteria established by the Sponsor, or participate in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such person at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying brokers, dealers, banks and/or others for certain services or activities which are primarily intended to result in sales of Units of the Trusts. Such payments are made by the Sponsor out of its own assets and not out of the assets of the Trusts. These programs will not change the price Unitholders pay for their Units or the amount that the Trusts will receive from the Units sold.

      SPONSOR'S AND UNDERWRITER'S PROFITS. The Sponsor and the Underwriters will receive a combined gross underwriting commission equal to up to 4.50% of the Public Offering Price per 100 Units (equivalent to 4.712% of the net amount invested in the Securities). Additionally, the Sponsor may realize a profit on the deposit of the Securities in the Trusts representing the difference between the cost of the Securities to the Sponsor and the cost of the Securities to the Trusts (See "Portfolios"). The Sponsor may realize profits or sustain losses with respect to Securities deposited in the Trusts which were acquired from underwriting syndicates of which they were a member. All or a portion of the Securities initially deposited in the Trusts may have been acquired through the Sponsor.

      During the initial offering period and thereafter to the extent additional Units continue to be offered by means of this Prospectus, the Underwriter may also realize profits or sustain losses as a result of fluctuations after the Initial Date of Deposit in the aggregate value of the Securities and hence in the Public Offering Price received by the Sponsor for the Units. Cash, if any, made available to the Sponsor prior to settlement date for the purchase of Units may be used in the Sponsor's business subject to the limitations of 17 CFR 240.15c3-3 under the Securities Exchange Act of 1934 and may be of benefit to the Sponsor.

      Both upon acquisition of Securities and termination of each of the Trusts, the Trustee may utilize the services of the Sponsor for the purchase or sale of all or a portion of the Securities in the Trusts. The Sponsor may receive brokerage commissions from the Trusts in connection with such purchases and sales in accordance with applicable law.

      In maintaining a market for the Units (see "Sponsor Repurchase") the Sponsor will realize profits or sustain losses in the amount of any difference between the price at which it buys Units and the price at which it resells such Units.

                                   TAX STATUS

             This is a general discussion of certain Federal income tax consequences of the purchase, ownership and disposition of the Units by U.S. citizens and residents and corporations organized in the United States. The summary is limited to investors who hold the Units as "capital assets" (generally, property held for investment) within the meaning of the Internal Revenue Code and does not address the tax consequences of Units held by dealers, financial institutions insurance companies or anyone who holds the Units as part of a hedge or stradde Unitholders should consult their tax advisers in determining the Federal, state, local and any other tax consequences of the purchase, ownership and disposition of Units.

      OPINION OF COUNSEL.  In the opinion of Paul,  Hastings,  Janofsky & Walker
      LLP:

      1. The Trusts will be classified as grantor trusts for Federal income tax purposes and not as a partnership or association taxable as a corporation. Classification of the Trusts as grantor trusts will cause the Trusts not to be subject to Federal income tax and will cause the Unitholders of the Trusts to be treated for Federal income tax purposes as the owner of a pro rata portion of the assets of a Trust. The income received by the Trusts will be treated as income of the Unitholders.

      2. The Trusts will not be subject to the New York Franchise Tax on Business Corporations or the New York City General Corporation Tax. However, Unitholders who are New York residents must treat their pro rata portion of the income of a Trust as their income under New York State and City income tax laws. Residents of other states may have to do the same thing in their states.

      3. The Sponsor has reserved the right to create additional Units for 90 days after the original issuance date by depositing Additional Securities in a Trust. The Additional Securities must be substantially similar to the securities initially deposited in the Trust. This retained right falls within guidelines promulgated by the IRS and should not affect the taxable status of the Trusts.

Paul, Hastings, Janofsky & Walker LLP is special counsel to the Sponsor. Its opinion is based on existing law. Paul, Hastings, Janofsky & Walker LLP has relied on the validity of the Trust Agreement and the Prospectus and on the accuracy and completeness of the facts they contain.

      TAXATION OF UNITHOLDERS. The IRS will tax each Unitholder the same way it would if the Unitholder owned directly its pro rata share of the securities held by a Trust. Each Unitholder will determine its tax cost for its share of the securities held by a Trust by allocating its cost of the Units (including sales charges) among its share of the securities held by the Trust in proportion to the fair market values of those securities on the date the Unitholder purchases its Units. See "Fractional Undivided Interest in Trust" in the "Summary of Essential Information" in order to determine a Unitholder's share of each security on the date of Deposit, and see "Cost of Securities to Trust" under "Portfolio" in order to determine the fair market value of each security on that date.

      The Trust will own shares of regulated investment companies (referred to herein as the "Municipal Funds") that own municipal bonds. The interest on the Municipal Bonds is exempt from regular Federal income tax but may be subject to the Federal alternative minimum tax. The Municipal Funds can distribute exempt-interest dividends to the Trust. The IRS will treat each Unitholder as receiving its share of the exempt-interest dividends, ordinary dividends and capital gain dividends on the shares of the Municipal Funds held by Trust, when the Trust receives those items, unless the Unitholder has an accounting method that requires an earlier accrual. The Unitholders will not have to pay regular Federal income tax on the exempt-interest dividends but may have to pay Federal alternative minimum tax on them. Similarly, a Unitholder may treat its share of capital gains dividends received by the Trust as capital gains dividends received by it.

      Each Unitholder will generally have to calculate its gain or loss when the Trust sells, exchanges or redeems shares in a Municipal Fund or when the Unitholder sells, exchanges or redeems Units. Any gain will generally be a capital gain and will be long-term if the Unitholder has held its Units for more than one year and the Trust has held the shares in the Municipal Funds for more than one year. A Unitholder's share of capital gains dividends received by a Trust from the Municipal Funds will also be long-term capital gain, regardless of the period of time for which the Unitholder has held its Units or the period of time for which the Trust has held the shares in the Municipal Funds. Capital gains are generally taxed at the same rates applicable to ordinary income, although non-corporate Unitholders may be subject to a reduced tax rate of 20% on long-term capital gains. Tax rates may increase before a Trust sells shares in the Municipal Funds or the Unitholders sell Units.

           Any loss on the sale or redemption of Units or share in the Municipal Funds will generally be a capital loss, and will be long-term for Unitholders who have held their Units for more than one year if the Trust has also held the shares in the Municipal Funds for more than one year and short-term capital gain or loss if the Trust has held the shares, or the Unitholder has held the Units for one year or less. Capital losses are deductible to the extent of capital gains; in addition, Unitholders that are not corporations may deduct up to $3,000 of capital losses (married individuals filing separately may only deduct $1,500) against ordinary income. However, if the Trust buys shares in the Municipal Funds and sells them at a loss within six months (or if the Unitholder buys Units and sells them at a loss within six months), the loss cannot be deducted if (and to the extent that) the Trust received any exempt-interest dividends on the shares. Any remaining loss will be treated as a long-term capital loss, rather than a short-term capital loss if (and to the extent that) the Trust received any capital gains dividends with respect to those shares.

      Unitholders will also not be able to deduct losses resulting from the sale of shares or the sale of Units if (and to the extent that) the Unitholder purchases other shares or other Units within 30 days before or after the sale. This rule could also apply to a transaction in which a Unitholder sells Units or a Trust sells shares of a Municipal Fund, and the Unitholder purchases shares of that same Municipal Fund directly within the 61 day period. If this disallowance rule applies, the basis of the newly purchased Units and shares will be adjusted to reflect the disallowed loss.

      A Unitholder who itemizes its deductions may also deduct its pro rata share of the fees and expenses of a Trust, but only to the extent that such amounts, together with the Unitholder's other miscellaneous deductions, exceed 2% of its adjusted gross income. The deduction of fees and expenses is subject to limitations for individuals with incomes in excess of certain thresholds.

      The Trustee will give each Unitholder an annual statement showing the dividends, exempt-interest dividends and capital gains dividends received by the Trusts, the gross proceeds received by the Trusts from the disposition of any shares in the Municipal Funds, and any other income and fees and expenses of the Trusts. The Trustee will also give an annual information return to each Unitholder and send copies of those returns to the Internal Revenue Service.

      Each Unitholder may have three choices when a Trust terminates. First, a Unitholder who owns at least 2,500 units may have a Trust distribute its share of the shares of the Municipal Funds in kind (plus cash in lieu of fractional shares). Second, a Unitholder can have a Trust sell its share of the shares of the Municipal Funds and distribute the cash. Third, a Unitholder can reinvest the cash it would have received in units of a future series of a Trust (if offered). A Unitholder who asks a Trust to distribute its share of the shares of the Municipal Funds (plus cash for fractional shares) should not be taxed when the shares of the Municipal Funds are distributed to it, although the cash should be taxable. However, there is no specific authority covering this issue.

      TAXATION OF THE MUNICIPAL FUNDS. The Municipal Funds have elected regulated investment company status for Federal income tax purposes and intend to continue to qualify as regulated investment companies as long as it is in the best interest of their shareholders. If they qualify, the Municipal Funds will not be subject to Federal income tax on the income they distribute to their shareholders, including the Trusts. A Municipal Fund that does not qualify as a regulated investment company will be taxed on its taxable income and capital gains; and all distributions to its shareholders, including distributions of net exempt interest income and long-term capital gains, will be taxable as ordinary income.

      When the Bonds owned by the Municipal Funds were issued, bond counsel issued opinions that the interest on their Bonds is not subject to regular Federal income tax (except in the limited circumstances referred to below). Payments that a Municipal Funds receives on a bank letter of credit, guarantee or insurance policy because the Bond issuer has defaulted will be treated as payments on the Bond, namely as payments of principal or interest that are not subject to regular Federal income tax or taxable market discount or capital gain. The Sponsor and Paul, Hastings, Janofsky & Walker LLP have not made, and will not make, any review of the basis for these opinions. The tax exempt status of the interest depends on compliance by the issuer and others with ongoing requirements, and the opinions of bond counsel assume that these requirements will be met. However, no one can guarantee that the issuers (and other users) will comply with these requirements.

      In order to qualify as a regulated investment company, a Municipal Fund must distribute each year at least 90% of its investment company taxable income (including, generally, taxable interest, dividends, net short-term capital gains, and certain other income, less certain expenses), and at least 90% of its net exempt interest income, and must meet several additional requirements.

      The Municipal Funds may have to accrue and distribute income not yet received if they invest in Bonds issued at a discount. The Municipal Funds may be required to sell Bonds that they otherwise would have continued to hold in order to generate sufficient cash to make this distribution.

      The Municipal Funds intend to distribute enough of their income to avoid the 4% excise tax imposed on regulated investment companies that do not distribute at least 98% of their ordinary income and capital gains net income and 100% of those amounts not distributed in prior years.

      TAXATION OF THE TRUSTS AS SHAREHOLDERS OF THE MUNICIPAL FUNDS. The Municipal Funds expect to be able to pay "exempt-interest dividends" to their shareholders, including the Trusts, to the extent of their exempt interest income (less applicable expenses). Unitholders will not have to pay regular Federal income tax on exempt-interest dividends. However, they may have to pay Federal alternative minimum tax.

      The interest on some private activity bonds is a preference item included in alternative minimum taxable income. Each year the Municipal Funds will give to shareholders, including the Trusts, a report showing the percentage of fund income that is a preference item. The Trusts will give the same information to Unitholders. In addition, alternative minimum taxable income of a Unitholder that is a corporation is increased by part of the excess of its "adjusted current earnings" (an alternative measure of income that includes interest on all tax exempt securities) over the amount otherwise determined to be alternative minimum taxable income. Therefore, the exempt-interest dividends may cause a Unitholder to have to pay the Federal alternative minimum tax or may increase the amount of that tax payable by a Unitholder already subject to Federal alternative minimum tax. Corporate Unitholders that are subject to the 0.12% environmental tax on their alternative minimum taxable income in excess of $2,000,000 must take account of the exempt-interest dividends in calculating that tax.

      The Municipal Funds may own Bonds originally issued at a discount. In general, original issue discount is the difference between the price at which a Bond was issued and its stated redemption price at maturity. Original issue discount on tax-exempt Bonds accrues as tax-exempt interest over the life of the Bond. A Municipal Fund's adjusted tax basis for a Bond issued with original issue discount will include original issue discount accrued during the period it held the Bond. A Municipal Fund can also pay a premium when it buys a Bond, even a Bond issued with original issue discount. A Municipal Fund would be required to amortize the premium over the term of the Bond, and reduce its basis for the Bond even though it does not get any deduction for the amortization. Therefore, sometimes a Municipal Fund may have a taxable gain when it sells a Bond for an amount equal to or less than its original tax basis.

      A Unitholder will generally have a taxable gain or loss when it sell Units, when a Trust sells shares of the Municipal Funds, and when the Municipal Funds sell Bonds and distribute capital gains dividends. The gain or loss will generally be capital gain or capital loss if the Units are capital assets for the Unitholders. Unitholders will also generally have ordinary income if the Municipal Funds sell or redeem Bonds that were acquired at a market discount, or sell Bonds at a short term capital gain, and distribute ordinary dividends. In general, the IRS will treat Bonds as market discount Bonds when the cost of the Bond, plus any original issue discount that has not yet accrued, is less than the amount due to be paid at the maturity of the Bond. The IRS taxes all or a portion of the gain on the sale of a market discount Bond as ordinary income when the Bond is sold, redeemed or paid. The portion of the gain taxed by the IRS as ordinary income is equal to the portion of the market discount that has accrued since the seller purchased the Bond.

      Interest on some of the Bonds held by the Municipal Funds will not be exempt from regular Federal income tax for any period during which such Bonds are owned by a "substantial user" of the facilities being financed with the proceeds of those Bonds, or by persons related to a substantial user. A "substantial user" is a person whose gross revenue derived with respect to the facilities financed by the Bonds is more than 5% of the total revenue derived by all users of those facilities, or who occupies more than 5% of the usable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" are certain related individuals, affiliated corporations, partners and partnerships. This rule would not change the tax exempt status of interest on Bonds held by other persons. These rules will apply to Unitholders who receive exempt-interest dividends attributable to interest on Bonds that financed facilities for which the Unitholders or related persons are "substantial users".

      Individuals must take exempt-interest dividends into consideration in computing the portion, if any, of social security benefits that will be included in their gross income and subject to Federal income tax.

      Any distributions made by the Municipal Funds that do not qualify as exempt-interest dividends or capital gains dividends will be taxable to Unitholders as ordinary income, and will not qualify for the corporate dividends- received deduction.

      If the Municipal Funds declare dividends in October, November or December that are payable to shareholders of record on a date during those months, Unitholders must take the dividends into account for tax purposes in the current year, if the dividend is paid either in the current year, or in January or February of the following year.

      Ordinary, exempt-interest and capital gain dividends will be taxable as described above whether received in cash or reinvested in additional Units under the Reinvestment Plan. A Shareholder whose distributions are reinvested in additional Units under the Reinvestment Plan will be treated as having received the amount of cash allocated to the Unitholder for the purchase of those Units.

      BACKUP WITHHOLDING. The Trusts generally must withhold and pay over to the U.S. Treasury 31% of the taxable dividends and other distributions paid to any individual Unitholder who either does not supply its taxpayer identification number, has not reported all of its dividends and interest income, or does not certify to a Trust that he or she is not subject to withholding. The social security number of an individual is its taxpayer identification number.

      TAX-EXEMPT ENTITIES. Entities that generally qualify for an exemption from Federal income tax, such as many pension trusts, are nevertheless taxed on "unrelated business taxable income." Unrelated business taxable income is income from a trade or business regularly carried on by the tax-exempt entity that is unrelated to the entity's exempt purpose. Unrelated business taxable income generally does not include dividend or interest income or gain from the sale of investment property, unless such income is derived from property that is debt-financed or is dealer property. A tax-exempt entity's dividend income from a Trust and gain from the sale of Units in the Trust or from the Trusts' sale of Securities is not expected to constitute unrelated business taxable income to such tax-exempt entity unless the acquisition of the Unit itself is debt-financed or constitutes dealer property in the hands of the tax-exempt entity.

      Before investing in a Trust, the trustee or investment manager of an employee benefit plan (e.g., a pension or profit-sharing retirement plan) should consider among other things (a) whether the investment is prudent under the Employee Retirement Income Security Act of 1974 ("ERISA"), taking into account the needs of the plan and all of the facts and circumstances of the investment in the Trust, including the fact that the Trusts are intended to generate tax exempt income; (b) whether the investment satisfies the diversification requirement of Section 404(a)(1)(C) of ERISA; and (c) whether the assets of the Trust are deemed "plan assets" under ERISA and the Department of Labor regulations regarding the definition of "plan assets."

      Prospective tax-exempt investors are urged to consult their own tax advisers concerning the Federal, state, local and any other tax consequences of the purchase, ownership and disposition of Units prior to investing in a Trust.

      CALIFORNIA TAXES. When the Bonds owned by the Municipal Funds included in the California Portfolio were issued, bond counsel issued opinions that interest on the Bonds is exempt from California personal income taxation.

      In the opinion of Paul, Hastings, Janofsky & Walker LLP, special California counsel to the Sponsor for California tax matters, under existing California Law applicable to individuals who are California residents:

      The California Trust will not be treated as an association taxable as a corporation, and the income of the California Trust will be treated as the income of the Certificateholders. Accordingly, interest on Bonds received by the California Trust that is exempt from personal income taxes imposed by or under the authority of the State of California will be treated for California income tax purposes in the same manner as if received directly by the Certificateholders.

      Each Certificateholder of the California Trust will recognize gain or loss when the California Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or upon the Certificateholder's sale or other disposition of a Unit. The amount of gain or loss for California income tax purposes will generally be calculated pursuant to the Internal Revenue Code of 1986, as amended, certain provisions of which are incorporated by reference under California law.

      NEW YORK TAXES. When the Bonds owned by the Municipal Funds included in the New York Portfolio were issued, bond counsel issued opinions that interest on the Bonds is exempt from New York State and City personal income taxes, except where such interest is subject to Federal income taxes, as is described in "Taxation of the Trust as a Shareholder of the Municipal Funds."

      In the opinion of Paul, Hastings, Janofsky & Walker LLP, counsel for the Sponsor, under existing law:

      Under the income tax laws of the State and City of New York, the New York Portfolio is not an association taxable as a corporation and income received by the New York Portfolio will be treated as the income of the Unitholder in the same manner as for Federal income tax purposes. Accordingly, each Unitholder will be considered to have received the interest on its pro rata portion of each Bond when interest on the Bond is received by the New York Portfolio or on earlier accrual, depending on the Unitholder's method of accounting, and depending on the existence of any original issue discount. A noncorporate Unitholder who is a New York State (and City) resident will be subject to New York State (and City) personal income taxes on any gain or market discount income recognized when it disposes of all or part of its pro rata portion of a Bond. A noncorporate Unitholder who is not a New York State resident will not be subject to New York State or City personal income taxes on any such income on gain unless the Units are attributable to a business, trade, profession or occupation carried on in New York. A New York State (and City) resident should determine its tax basis for its pro rata portion of each Bond for New York State (and City) income tax purposes in the same manner as for Federal income tax purposes. Interest income on, as well as any income or gain recognized on the disposition of, a Unitholder's pro rata portion of the Bonds is generally not excludable from income in computing New York State and City franchise taxes on corporations or financial institutions.

      STATE AND LOCAL TAXES. Unitholders may have to pay state and local tax on their share of ordinary dividends and capital gain dividends paid by the Municipal Funds.

      POSSIBLE CHANGES IN THE LAW. From time to time proposals are introduced in Congress and state legislatures that could have an adverse impact on the tax-exempt status of the Bonds. We cannot predict whether any legislation like this will be enacted.

                              RIGHTS OF UNITHOLDERS

      OWNERSHIP OF UNITS. Ownership of Units of each Trust will not be evidenced by certificates. All evidence of ownership of the Units will be recorded in book-entry form at the Depository Trust Company ("DTC") through an investor's brokerage account. Units held through DTC will be deposited by the Sponsor with DTC in the Sponsor's DTC account and registered in the nominee name CEDE & COMPANY. Individual purchases of beneficial ownership interest in each of the Trusts may be made in book-entry form through DTC. Ownership and transfer of Units will be evidenced and accomplished directly and indirectly by book-entries made by DTC and its participants. DTC will record ownership and transfer Units among DTC participants and forward all notices and credit all payments received in respect of the Units held by the DTC participants. Beneficial owners of Units will receive written confirmation of their purchases and sales from the broker-dealer or bank from whom their purchase was made. Units are transferable by making a written request property accompanied by a written instrument or instruments of transfer which should be sent registered or certified mail for the protection of the Unitholder. Holders must sign such written request exactly as their names appear on the records of a Trust. Such signatures must be guaranteed by a commercial bank or trust company, savings and loan association or by a member firm of a national securities exchange.

      DISTRIBUTIONS. Dividends received by each of the Trusts are credited by the Trustee to an Income Account for such Trust. Other receipts, including the proceeds of Securities disposed of, are credited to a Principal Account for such Trust.

      Distributions to each Unitholder from the Income Account are computed as of the close of business on each Record Date for the following payment date and consist of an amount substantially equal to such Unitholder's pro rata share of the income credited to the Income Account, less expenses. Distributions from the Principal Account of a Trust (other than amounts representing failed contracts, as previously discussed) will be computed as of each Record Date, and will be made to the Unitholders of such Trust on or shortly after the Distribution Date. Proceeds representing principal received from the disposition of any of the Securities between a Record Date and a Distribution Date which are not used for redemptions of Units will be held in the Principal Account and not distributed until the next Distribution Date. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the Distribution Date after such purchase.

      As of each Record Date, the Trustee will deduct from the Income Account of each Trust, and, to the extent funds are not sufficient therein, from the Principal Account of such Trust, amounts necessary to pay the expenses of such Trust (as determined on the basis set forth under "Trust Expenses and Charges"). The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any applicable taxes or other governmental charges that may be payable out of such Trust. Amounts so withdrawn shall not be considered a part of such Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate accounts. In addition, the Trustee may withdraw from the Income and Principal Accounts such amounts as may be necessary to cover redemptions of Units by the Trustee.

      The dividend distribution per 100 Units, if any, cannot be anticipated and may be paid as Securities are redeemed, exchanged or sold, or as expenses of each Trust fluctuate. No distribution need be made from the Income Account or the Principal Account until the balance therein is an amount sufficient to distribute $1.00 per 100 Units.

      RECORDS. The Trustee shall furnish Unitholders in connection with each distribution a statement of the amount of dividends and interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per 100 Units. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unitholder of record, a statement showing
(a) as to the Income Account: dividends, interest and other cash amounts received, amounts paid for purchases of Substitute Securities and redemptions of Units, if any, deductions for applicable taxes and fees and expenses of such Trust, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each 100 Units outstanding on the last business day of such calendar year; (b) as to the Principal Account: the dates of disposition of any Securities and the net proceeds received therefrom, deductions for payments of applicable taxes and fees and expenses of such Trust, amounts paid for purchases of Substitute Securities and redemptions of Units, if any, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each 100 Units outstanding on the last business day of such calendar year; (c) a list of the Securities held, a list of Securities purchased, sold or otherwise disposed of during the calendar year and the number of Units outstanding on the last business day of such calendar year; (d) the Redemption Price per 100 Units based upon the last computation thereof made during such calendar year; and (e) amounts actually distributed to Unitholders during such calendar year from the Income and Principal Accounts, separately stated, of such Trust, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each 100 Units outstanding on the last business day of such calendar year.

      The Trustee shall keep available for inspection by Unitholders at all reasonable times during usual business hours, books of record and account of its transactions as Trustee, including records of the names and addresses of Unitholders, a current list of Securities in the portfolio and a copy of the Trust Agreement.

                                    LIQUIDITY

      SPONSOR REPURCHASE. Unitholders who wish to dispose of their Units should inquire of the Sponsor as to current market prices prior to making a tender for redemption. The aggregate value of the Securities will be determined by the Trustee on a daily basis and computed on the basis set forth under "Trustee Redemption." The Sponsor does not guarantee the enforceability, marketability or price of any Securities in either of the Portfolios or of the Units. The Sponsor may discontinue the repurchase of Units if the supply of Units exceeds demand, or for other business reasons. The date of repurchase is deemed to be the date on which redemption requests are received in proper form by Investec Ernst & Company, One Battery Park Plaza, New York, New York 10004. Redemption requests received after 4 P.M., New York Time, will be deemed to have been repurchased on the next business day. In the event a market is not maintained for the Units, a Unitholder may be able to dispose of Units only by tendering them to the Trustee for redemption.

      Units purchased by the Sponsor in the secondary market may be reoffered for sale by the Sponsor at a price based on the aggregate value of the Securities in that Trust plus a 4.50% sales charge (or 4.712% of the net amount invested) plus a pro rata portion of amounts, if any, in the Income Account. Any Units that are purchased by the Sponsor in the secondary market also may be redeemed by the Sponsor if it determines such redemption to be in its best interest.

      The Sponsor may, under certain circumstances, as a service to Unitholders, elect to purchase any Units tendered to the Trustee for redemption (see "Trustee Redemption"). Factors which the Sponsor will consider in making a determination will include the number of Units of all Trusts which it has in inventory, its estimate of the salability and the time required to sell such Units and general market conditions. For example, if in order to meet redemptions of Units the Trustee must dispose of Securities, and if such disposition cannot be made by the redemption date (three calendar days after tender), the Sponsor may elect to purchase such Units. Such purchase shall be made by payment to the Unitholder not later than the close of business on the redemption date of an amount equal to the Redemption Price on the date of tender.

      TRUSTEE REDEMPTION. At any time prior to the Evaluation Time on the business day preceding the commencement of the Liquidation Period (approximately seven years from the Initial Date of Deposit), Units may also be tendered to the Trustee for redemption upon payment of any relevant tax by contacting the Sponsor, broker, dealer or financial institution holding such Units in street name. In certain instances, additional documents may be required, such as trust instrument, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian. At the present time there are no specific taxes related to the redemption of Units. No redemption fee will be charged by the Sponsor or the Trustee. Units redeemed by the Trustee will be canceled.

      Within three business days following a tender for redemption, the Unitholder will be entitled to receive an amount for each Unit tendered equal to the Redemption Price per Unit computed as of the Evaluation Time on the date of tender. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that with respect to Units received after the close of trading on the New York Stock Exchange (4:00 p.m. Eastern Time), the date of tender is the next day on which such Exchange is open for trading, and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day.

      A Unitholder will receive his or her redemption proceeds in cash and amounts paid on redemption shall be withdrawn from the Income Account, or, if the balance therein is insufficient, from the Principal Account. All other amounts paid on redemption shall be withdrawn from the Principal Account. The Trustee is empowered to sell

Securities in order to make funds available for redemptions. Such sales, if required, could result in a sale of Securities by the Trustee at a loss. To the extent Securities are sold, the size and diversity of a Trust will be reduced. The Securities to be sold will be selected by the Trustee in order to maintain, to the extent practicable, the proportionate relationship among the number of shares of each Security. Provision is made in the Indenture under which the Sponsor may, but need not, specify minimum amounts in which blocks of Securities are to be sold in order to obtain the best price for a Trust. While these minimum amounts may vary from time to time in accordance with market conditions, the Sponsor believes that the minimum amounts which would be specified would be approximately 100 shares for readily marketable Securities.

      The Redemption Price per Unit is the pro rata share of the Unit in a Trust determined by the Trustee on the basis of (i) the cash on hand in the Trust or moneys in the process of being collected, (ii) the value of the Securities in the Trust as determined by the Trustee, less (a) amounts representing taxes or other governmental charges payable out of the Trust, (b) the accrued expenses of the Trust and (c) cash allocated for the distribution to Unitholders of record as of the business day prior to the evaluation being made. As of the close of the initial offering period the Redemption Price per 100 Units will be reduced to reflect the payment of the per 100 Unit organization costs to the Sponsor. Therefore, the amount of the Redemption Price per 100 Units received by a Unitholder will include the portion representing organization costs only when such Units are tendered for redemption prior to the close of the initial offering period. Because the Securities are listed on a national securities exchange, the Trustee may determine the value of the Securities in the Trusts based on the closing sale prices on that exchange. Unless the Trustee deems these prices inappropriate as a basis for evaluation or if there is no such closing purchase price, then the Trustee may utilize, at such Trust's expense, an independent evaluation service or services to ascertain the values of the Securities. The independent evaluation service shall use any of the following methods, or a combination thereof, which it deems appropriate: (a) on the basis of current bid prices for comparable securities, (b) by appraising the value of the Securities on the bid side of the market or (c) by any combination of the above.

      Any Unitholder tendering 2,500 Units or more of a Trust for redemption may request by written notice submitted at the time of tender from the Trustee in lieu of a cash redemption a distribution of shares of Securities and cash in an amount and value equal to the Redemption Price Per Unit as determined as of the evaluation next following tender. To the extent possible, in kind distributions ("In Kind Distributions") shall be made by the Trustee through the distribution of each of the Securities in book-entry form to the account of the Unitholder's bank or broker-dealer at The Depository Trust Company. An In Kind Distribution will be reduced by customary transfer and registration charges. The tendering Unitholder will receive his pro rata number of whole shares of each of the Securities comprising a Trust's portfolio and cash from the Principal Accounts equal to the balance of the Redemption Price to which the tendering Unitholder is entitled. If funds in the Principal Account are insufficient to cover the required cash distribution to the tendering Unitholder, the Trustee may sell Securities in the manner described above.

      The Trustee is irrevocably authorized in its discretion, if the Sponsor does not elect to purchase a Unit tendered for redemption or if the Sponsor tenders a Unit for redemption, in lieu of redeeming such Unit, to sell such Unit in the over-the-counter market for the account of the tendering Unitholder at prices which will return to the Unitholder an amount in cash, net after deducting brokerage commissions, transfer taxes and other charges, equal to or in excess of the Redemption Price for such Unit. The Trustee will pay the net proceeds of any such sale to the Unitholder on the day he would otherwise be entitled to receive payment of the Redemption Price.

      The Trustee reserves the right to suspend the right of redemption and to postpone the date of payment of the Redemption Price per Unit for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on that Exchange is restricted or during which (as determined by the Securities and Exchange Commission) an emergency exists as a result of which disposal or evaluation of the Securities is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit. The Trustee and the Sponsor are not liable to any person or in any way for any loss or damage which may result from any such suspension or postponement.

      A Unitholder who wishes to dispose of his Units should inquire of his bank or broker in order to determine if there is a current secondary market price in excess of the Redemption Price.

                              TRUST ADMINISTRATION

      PORTFOLIO SUPERVISION. The Trusts are unit investment trusts and are not managed funds. Traditional methods of investment management for a managed fund typically involve frequent changes in a portfolio of securities on the basis of economic, financial and market analyses. The Portfolios of the Trusts, however, will not be managed and therefore the adverse financial condition of an issuer will not necessarily require the sale of its Securities from the portfolio. It is unlikely that either of the Trusts will sell any of the Securities other than to satisfy redemptions of Units, or cease buying Additional Securities in connection with the issuance of additional Units. However, the Trust Agreement provides that the Sponsor may direct the disposition of Securities upon the occurrence of certain events including: (1) default in payment of amounts due on any of the Securities; (2) institution of certain legal proceedings; (3) default under certain documents materially and adversely affecting future declaration or payment of amounts due or expected; (4) determination of the Sponsor that the tax treatment of a Trust as a grantor trust would otherwise be jeopardized; or
(5) decline in price as a direct result of serious adverse credit factors affecting the issuer of a Security which, in the opinion of the Sponsor, would make the retention of the Security detrimental to the Trust or the Unitholders.

In addition, the Trust Agreement provides as follows:

      (a) If a default in the payment of amounts due on any Security occurs pursuant to provision (1) above and if the Sponsor fails to give immediate instructions to sell or hold that Security, the Trustee, within 30 days of that failure by the Sponsor, shall sell the Security.

      (b) It is the responsibility of the Sponsor to instruct the Trustee to reject any offer made by an issuer of any of the Securities to issue new securities in exchange and substitution for any Security pursuant to a recapitalization or reorganization. If any exchange or substitution is effected notwithstanding such rejection, any securities or other property received shall be promptly sold unless the Sponsor directs that it be retained.

      (c) Any property received by the Trustee after the Initial Date of Deposit as a distribution on any of the Securities in a form other than cash or additional shares of the Securities, shall be promptly sold unless the Sponsor directs that it be retained by the Trustee. The proceeds of any disposition shall be credited to the Income or Principal Account of such Trust.

      (d) The Sponsor is authorized to increase the size and number of Units of a Trust by the deposit of Additional Securities, contracts to purchase Additional Securities or cash or a letter of credit with instructions to purchase Additional Securities in exchange for the corresponding number of additional Units from time to time subsequent to the Initial Date of Deposit, provided that the original proportionate relationship among the number of shares of each Security established on the Initial Date of Deposit is maintained to the extent practicable. The Sponsor may specify the minimum numbers in which Additional Securities will be deposited or purchased. If a deposit is not sufficient to acquire minimum amounts of each Security, Additional Securities may be acquired in the order of the Security most under-represented immediately before the deposit when compared to the original proportionate relationship. If Securities of an issue originally deposited are unavailable at the time of the subsequent deposit, the Sponsor may (i) deposit cash or a letter of credit with instructions to purchase the Security when it becomes available, or (ii) deposit (or instruct the Trustee to purchase) either Securities of one or more other issues originally deposited or a Substitute Security.

      TRUST AGREEMENT AND AMENDMENT. The Trust Agreement may be amended by the Trustee and the Sponsor without the consent of Unitholders: (1) to cure any ambiguity or to correct or supplement any provision which may be defective or inconsistent; (2) to change any provision thereof as may be required by the Securities and Exchange Commission or any successor governmental agency; or (3) to make such other provisions in regard to matters arising thereunder as shall not adversely affect the interests of the Unitholders.

      The Trust Agreement may also be amended in any respect, or performance of any of the provisions thereof may be waived, with the consent of investors holding 66 2/3% of the Units then outstanding for the purpose of modifying the rights of Unitholders; provided that no such amendment or waiver shall reduce any Unitholder's interest in a Trust without his consent or reduce the percentage of Units required to consent to any such amendment or waiver without the consent of the holders of all Units. The Trust Agreement may not be amended, without the consent of the holders of all Units in a Trust then outstanding, to increase the number of Units issuable or to permit the acquisition of any Securities in addition to or in substitution for those initially deposited in such Trust, except in accordance with the provisions of the Trust Agreement. The Trustee shall promptly notify Unitholders, in writing, of the substance of any such amendment.

      TRUST TERMINATION. The Trust Agreement provides that a Trust shall terminate as of the Evaluation Time on the business day preceding the Liquidation Period or upon the earlier maturity, redemption or other disposition, as the case may be, of the last of the Securities held in such Trust and in no event is it to continue beyond the Mandatory Termination Date. If the value of a Trust shall be less than the minimum amount set forth under "Summary of Essential Information" in Part A, the Trustee may, in its discretion, and shall, when so directed by the Sponsor, terminate such Trust. A Trust may also be terminated at any time with the consent of the investors holding 100% of the Units then outstanding. The Trustee may utilize the services of the Sponsor for the sale of all or a portion of the Securities in a Trust, and in so doing, the Sponsor will determine the manner, timing and execution of the sales of the underlying Securities. Any brokerage commissions received by the Sponsor from the Trust in connection with such sales will be in accordance with applicable law. In the event of termination, written notice thereof will be sent by the Trustee to all Unitholders. Such notice will provide Unitholders with the following three options by which to receive their pro rata share of the net asset value of the Trust and requires their election of one of the three options by notifying the Trustee by returning a properly completed election request (to be supplied to Unitholders of at least 2,500 Units prior to the commencement of the Liquidation Period) (see Part A--"Summary of Essential Information" for the date of the commencement of the Liquidation Period):

      1. A Unitholder who owns at least 2,500 Units and whose interest in a Trust would entitle it to receive at least one share of each underlying Security will have its Units redeemed on commencement of the Liquidation Period by distribution of the Unitholder's pro rata share of the net asset value of such Trust on such date distributed in kind to the extent represented by whole shares of underlying Securities and the balance in cash within three business days next following the commencement of the Liquidation Period. Unitholders subsequently selling such distributed Securities will incur brokerage costs when disposing of such Securities. Unitholders should consult their own tax adviser in this regard;


      2. to receive in cash such Unitholder's pro rata share of the net asset value of a Trust derived from the sale by the Sponsor as the agent of the Trustee of the underlying Securities during the Liquidation Period. The Unitholder's pro rata share of its net assets of such Trust will be distributed to such Unitholder within three days of the settlement of the trade of the last Security to be sold; or

      3. to invest such Unitholder's pro rata share of the net assets of a Trust derived from the sale by the Sponsor as agent of the Trustee of the underlying Securities during the Liquidation Period, in units of a subsequent series of Equity Securities Trust (the "New Series"), provided one is offered. It is expected that a special redemption and liquidation will be made of all Units of such Trust held by a Unitholder (a "Rollover Unitholder") who affirmatively notifies the Trustee on or prior to the Rollover Notification Date set forth in the "Summary of Essential Information" for each of the Trusts in Part A. The Units of a New Series will be purchased by the Unitholder within three business days of the settlement of the trade for the last Security to be sold. Such purchaser will be entitled to a reduced sales charge upon the purchase of units of the New Series. It is expected that the terms of the New Series will be substantially the same as the terms of each of the Trusts described in this Prospectus, and that similar options with respect to the termination of such New Series will be available. The availability of this option does not constitute a solicitation of an offer to purchase Units of a New Series or any other security. A Unitholder's election to participate in this option will be treated as an indication of interest only. At any time prior to the purchase by the Unitholder of units of a New Series such Unitholder may change his investment strategy and receive, in cash, the proceeds of the sale of the Securities. An election of this option will not prevent the Unitholder from recognizing taxable gain or loss (except in the case of a loss, if and to the extent the New Series is treated as substantially identical to a Trust) as a result of the liquidation, even though no cash will be distributed to pay any taxes. Unitholders should consult their own tax advisers in this regard.

      Unitholders who do not make any election will be deemed to have elected to receive the termination distribution in cash (option number 2).

      The Sponsor has agreed that to the extent they effect the sales of underlying securities for the Trustee in the case of the second and third options during the Liquidation Period such sales will be free of brokerage commissions. The Sponsor, on behalf of the Trustee, will sell, unless prevented by unusual and unforeseen circumstances, such as, among other reasons, a suspension in trading of a Security, the close of a stock exchange, outbreak of hostilities and collapse of the economy, by the last business day of the Liquidation Period. The Redemption Price per 100 Units, upon the settlement of the last sale of Securities during the Liquidation Period, will be distributed to Unitholders in redemption of such Unitholders' interest in such Trust.

      Depending on the amount of proceeds to be invested in Units of the New Series and the amount of other orders for Units in the New Series, the Sponsor may purchase a large amount of securities for the New Series in a short period of time. The Sponsor's buying of securities may tend to raise the market prices of these securities. The actual market impact of the Sponsor's purchases, however, is currently unpredictable because the actual amount of securities to be purchased and the supply and price of those securities is unknown. A similar problem may occur in connection with the sale of Securities during the Liquidation Period; depending on the number of sales required, the prices of and demand for Securities, such sales may tend to depress the market prices and thus reduce the proceeds of such sales. The Sponsor believes that the sale of underlying Securities over the Liquidation Period as described above is in the best interest of a Unitholder and may mitigate the negative market price consequences stemming from the trading of large amounts of Securities. The Securities may be sold in fewer than five days if, in the Sponsor's judgment, such sales are in the best interest of Unitholders. The Sponsor, in implementing such sales of securities on behalf of the Trustee, will seek to maximize the sales proceeds and will act in the best interests of the Unitholders. There can be no assurance, however, that any adverse price consequences of heavy trading will be mitigated.

      The Sponsor may for any reason, in its sole discretion, decide not to sponsor any subsequent series of one or both of the Trusts, without penalty or incurring liability to any Unitholder. If the Sponsor so decides, the Sponsor will notify the Trustee of that decision, and the Trustee will notify the Unitholders. All Unitholders will then elect either option 1, if eligible, or option 2.

      By electing to "rollover" into the New Series, the Unitholder indicates his interest in having his terminating distribution from a Trust invested only in the New Series created following termination of such Trust; the Sponsor expects, however, that a similar rollover program will be offered with respect to all subsequent series of each of the Trusts, thus giving Unitholders an opportunity to elect to roll their terminating distributions into a New Series. The availability of the rollover privilege does not constitute a solicitation of offers to purchase units of a New Series or any other security. A Unitholder's election to participate in the rollover program will be treated as an indication of interest only. The Sponsor intends to coordinate the date of deposit of a future series so that the terminating trust will terminate contemporaneously with the creation of a New Series. The Sponsor reserves the right to modify, suspend or terminate the rollover privilege at any time.

      THE SPONSOR. Investec Ernst & Company, a Delaware corporation and successor to the unit investment trust division of ING Funds Distributor, Inc., is an indirect wholly owned subsidiary of Investec Group. The Investec Group is a leading international specialist banking group headquartered in Johannesburg, South Africa. The Group is one of the 20 largest companies listed on the JSE Securities Exchange (formerly, the Johannesburg Stock Exchange) and ranks among the world's top 300 banks with total assets under management exceeding $74 Billion. The Sponsor is a member of the New York Stock Exchange, NASD, other principal exchanges and SIPC.

      The information included herein is only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. The Sponsor will be under no liability to Unitholders for taking any action, or refraining from taking any action, in good faith pursuant to the Trust Agreement, or for errors in judgment except in cases of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

      The Sponsor may resign at any time by delivering to the Trustee an instrument of resignation executed by the Sponsor. If at any time the Sponsor shall resign or fail to perform any of its duties under the Trust Agreement or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, then the Trustee may either (a) appoint a successor Sponsor;
(b) terminate the Trust Agreement and liquidate the Trusts; or (c) continue to act as Trustee without terminating the Trust Agreement. Any successor Sponsor appointed by the Trustee shall be satisfactory to the Trustee and, at the time of appointment, shall have a net worth of at least $1,000,000.

      THE TRUSTEE. The Trustee is The Chase Manhattan Bank with its principal executive office located at 270 Park Avenue, New York, New York 10017 (800) 428-8890 and its unit investment trust office at Four New York Plaza, New York, New York 10004. The Trustee is subject to supervision by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System.

      The Trustee shall not be liable or responsible in any way for taking any action, or for refraining from taking any action, in good faith pursuant to the Trust Agreement, or for errors in judgment; or for any disposition of any moneys, Securities or Units in accordance with the Trust Agreement, except in cases of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties; provided, however, that the Trustee shall not in any event be liable or responsible for any evaluation made by any independent evaluation service employed by it. In addition, the Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or the Trusts which it may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Securities pursuant to the Trust Agreement.

      For further information relating to the responsibilities of the Trustee under the Trust Agreement, reference is made to the material set forth under "Rights of Unitholders."

      The Trustee may resign by executing an instrument in writing and filing the same with the Sponsor, and mailing a copy of a notice of resignation to all Unitholders. In such an event the Sponsor is obligated to appoint a successor Trustee as soon as possible. In addition, if the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Trust Agreement. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. If upon resignation of the Trustee no successor has been appointed and has accepted the appointment within thirty days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of the Trustee becomes effective only when the successor Trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor Trustee. Upon execution of a written acceptance of such appointment by such successor Trustee, all the rights, powers, duties and obligations of the original Trustee shall vest in the successor.

      Any corporation into which the Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Trustee shall be a party, shall be the successor Trustee. The Trustee must always be a banking corporation organized under the laws of the United States or any State and have at all times an aggregate capital, surplus and undivided profits of not less than $2,500,000.

      THE PORTFOLIO CONSULTANT. The Portfolio Consultant is Riccardi Group LLC, a Delaware limited liability corporation with offices at 2501 South Ocean Drive #529, Hollywood, Florida 33019. Cynthia M. Brown, an officer and director of Riccardi Group LLC will be primarily responsible for selecting which Municipal Funds to recommend to the Sponsor. Ms. Brown is a former Senior Vice President and portfolio manager at Massachusetts Financial Services. She was responsible for a number of portfolios totaling over $2 billion which were comprised of primarily non-rated as well as investment grade tax-exempt securities.

      The Portfolio Consultant is not a sponsor of the Trusts. The Portfolio Consultant has been retained by the Sponsor, at its expense. The Portfolio Consultant's only responsibility with respect to the Trusts, in addition to its role in Portfolio selection, is to monitor the Securities of the Portfolios and make recommendations to the Sponsor regarding the disposition of the Securities held by the Trusts. The responsibility of monitoring the Securities of the Portfolios means that if the Portfolio Consultant's view materially changes regarding the appropriateness of an investment in any Security then held in the Trusts based upon the investment objectives, guidelines, terms, parameters, policies and restrictions supplied to the Portfolio Consultant by the Sponsor, the Portfolio Consultant will notify the Sponsor of such change to the extent consistent with applicable legal requirements. The Sponsor is not obligated to adhere to the recommendations of the Portfolio Consultant regarding the disposition of Securities. The Sponsor has the sole authority to direct a Trust to dispose of Securities under the Trust Agreement. The Portfolio Consultant has no other responsibilities or obligations to either of the Trusts or the Unitholders.

           The Portfolio Consultant may resign or may be removed by the Sponsor at any time on sixty days' prior written notice. The Sponsor shall use its best efforts to appoint a satisfactory successor in the event that the Portfolio Consultant resigns or is removed. Such resignation or removal shall become effective upon the acceptance of appointment by the successor Portfolio Consultant. If upon resignation of the Portfolio Consultant no successor has accepted appointment within sixty days after notice of resignation, the Sponsor has agreed to perform this function.

      EVALUATION OF THE TRUSTS. The value of the Securities in a Trust portfolio is determined in good faith by the Trustee on the basis set forth under "Public Offering--Offering Price." The Sponsor and the Unitholders may rely on any evaluation furnished by the Trustee and shall have no responsibility for the accuracy thereof. Determinations by the Trustee under the Trust Agreement shall be made in good faith upon the basis of the best information available to it, provided, however, that the Trustee shall be under no liability to the Sponsor or Unitholders for errors in judgment, except in cases of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. The Trustee, the Sponsor and the Unitholders may rely on any evaluation furnished to the Trustee by an independent evaluation service and shall have no responsibility for the accuracy thereof.

                           TRUST EXPENSES AND CHARGES

      The Sponsor, will receive for portfolio supervisory services to the Trusts an Annual Fee in the amount set forth under "Summary of Essential Information" in Part A. The Sponsor's fee may exceed the actual cost of providing portfolio supervisory services for the Trusts, but at no time will the total amount received for portfolio supervisory services rendered to all series of the Equity Securities Trust in any calendar year exceed the aggregate cost to the Sponsor of supplying such services in such year. (See "Portfolio Supervision.")

      The Trustee will receive, for its ordinary recurring services to the Trusts, an annual fee in the amount set forth under "Summary of Essential Information" in Part A. For a discussion of the services performed by the Trustee pursuant to its obligations under the Trust Agreement, see "Trust Administration" and "Rights of Unitholders."

      The Trustee's fees applicable to a Trust are payable as of each Record Date from the Income Account of such Trust to the extent funds are available and then from the Principal Account. Both fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases in consumer prices for services as measured by the United States Department of Labor's Consumer Price Index entitled "All Services Less Rent."

      The following additional charges are or may be incurred by the Trusts: all expenses (including counsel fees) of the Trustee incurred and advances made in connection with its activities under the Trust Agreement, including the expenses and costs of any action undertaken by the Trustee to protect the Trusts and the rights and interests of the Unitholders; fees of the Trustee for any extraordinary services performed under the Trust Agreement; indemnification of the Trustee for any loss or liability accruing to it without gross negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of the Trusts; indemnification of the Sponsor for any losses, liabilities and expenses incurred in acting as sponsors of the Trusts without gross negligence, bad faith or willful misconduct on its part; and all taxes and other governmental charges imposed upon the Securities or any part of the Trusts (no such taxes or charges are being levied, made or, to the knowledge of the Sponsor, contemplated) The above expenses, including the Trustee's fees, when paid by or owing to the Trustee are secured by a first lien on the Trust to which such expenses are charged. In addition, the Trustee is empowered to sell the Securities in order to make funds available to pay all expenses.

      Unless the Sponsor otherwise directs, the accounts of the Trusts shall be audited not less than annually by independent public accountants selected by the Sponsor. The expenses of the audit shall be an expense of the Trusts. So long as the Sponsor maintains a secondary market, the Sponsor will bear any audit expense which exceeds $.50 Cents per 100 Units. Unitholders covered by the audit during the year may receive a copy of the audited financial statements upon request.

                                REINVESTMENT PLAN

      Income and principal distributions on Units (other than the final distribution in connection with the termination of a Trust) may be reinvested by participating in the Trust's reinvestment plan. Under the plan, the Units acquired for participants will be either Units already held in inventory by the Sponsor or new Units created by the Sponsor's deposit of Additional Securities as described in "The Trusts-Organization" in this Part B. Units acquired by reinvestment will not be subject to any sales charge. Investors should inform their broker, dealer or financial institution when purchasing their Units if they wish to participate in the reinvestment plan. Thereafter, Unitholders should contact their broker, dealer or financial institution if they wish to modify or terminate their election to participate in the reinvestment plan. In order to enable a Unitholder to participate in the reinvestment plan with respect to a particular distribution on their Units, such notice must be made at least three business days prior to the Record Day for such distribution. Each subsequent distribution of income or principal on the participant's Units will be automatically applied by the Trustee to purchase additional Units of a Trust. The Sponsor reserves the right to modify or terminate the reinvestment plan at any time without prior notice. The reinvestment plan for the Trusts may not be available in all states.

                     EXCHANGE PRIVILEGE AND CONVERSION OFFER

      Unitholders will be able to elect to exchange any or all of their Units of these Trusts for Units of one or more of any available series of Equity
Securities Trust, Insured Municipal Securities Trust, Municipal Securities Trust, New York Municipal Trust or Mortgage Securities Trust (the "Exchange Trusts") subject to a reduced sales charge as set forth in the prospectus of the Exchange Trust (the "Exchange Privilege"). Unit owners of any registered unit investment trust for which there is no active secondary market in the units of such trust (a "Redemption Trust") will be able to elect to redeem such units and apply the proceeds of the redemption to the purchase of available Units of one or more series of an Exchange Trust (the "Conversion Trusts") at the Public Offering Price for units of the Conversion Trust subject to a reduced sales charge as set forth in the prospectus of the Conversion Trust (the "Conversion Offer"). Under the Exchange Privilege, the Sponsor's repurchase price during the initial offering period of the Units being surrendered will be based on the market value of the Securities in a Trust's portfolio or on the aggregate offer price of the Bonds in the other Trust Portfolios; and, after the initial offering period has been completed, will be based on the aggregate bid price of the securities in the particular Trust portfolio. Under the Conversion Offer, units of the Redemption Trust must be tendered to the trustee of such trust for redemption at the redemption price determined as set forth in the relevant Redemption Trust's prospectus. Units in an Exchange or Conversion Trust will be sold to the Unitholder at a price based on the aggregate offer price of the securities in the Exchange or Conversion Trust portfolio (or for units of Equity Securities Trust, based on the market value of the underlying securities in the trust portfolio) during the initial public offering period of the Exchange or Conversion Trust; and after the initial public offering period has been completed, based on the aggregate bid price of the securities in the Exchange or Conversion Trust Portfolio if its initial offering has been completed plus accrued interest (or for units of Equity Securities Trust, based on the market value of the underlying securities in the trust portfolio) and a reduced sales charge.

      Except for Unitholders who wish to exercise the Exchange Privilege or Conversion Offer within the first five months of their purchase of Units of the Exchange or Redemption Trust, any purchaser who purchases Units under the Exchange Privilege or Conversion Offer will pay a lower sales charge than that which would be paid for the Units by a new investor. For Unitholders who wish to exercise the Exchange Privilege or Conversion Offer within the first five months of their purchase of Units of the Exchange or Redemption Trust, the sales charge applicable to the purchase of units of an Exchange or Conversion Trust shall be the greater of (i) the reduced sales charge or (ii) an amount which when coupled with the sales charge paid by the Unitholder upon his original purchase of Units of the Exchange or Redemption Trust would equal the sales charge applicable in the direct purchase of units of an Exchange or Conversion Trust.

      In order to exercise the Exchange Privilege the Sponsor must be maintaining a secondary market in the units of the available Exchange Trust. The Conversion Offer is limited only to unit owners of any Redemption Trust. Exercise of the Exchange Privilege and the Conversion Offer by Unitholders is subject to the following additional conditions (i) at the time of the Unitholder's election to participate in the Exchange Privilege or the Conversion Offer, there must be units of the Exchange or Conversion Trust available for sale, either under the initial primary distribution or in the Sponsor's secondary market, (iii) exchanges will be effected in whole units only, (iv) Units of the Mortgage Securities Trust may only be acquired in blocks of 1,000 Units and (v) Units of the Equity Securities Trust may only be acquired in blocks of 100 Units. Unitholders will not be permitted to advance any funds in excess of their redemption in order to complete the exchange. Any excess proceeds received from a Unitholder for exchange, or from units being redeemed for conversion, will be remitted to such Unitholder.

      The Sponsor reserves the right to suspend, modify or terminate the Exchange Privilege and/or the Conversion Offer. The Sponsor will provide Unitholders of the Trusts with 60 days' prior written notice of any termination or material amendment to the Exchange Privilege or the Conversion Offer, provided that, no notice need be given if (i) the only material effect of an amendment is to reduce or eliminate the sales charge payable at the time of the exchange, to add one or more series of the Trust eligible for the Exchange
Privilege or the Conversion Offer, to add any new unit investment trust sponsored by Investec Ernst & Company or a sponsor controlled by or under common control with Investec Ernst & Company, or to delete a series which has been terminated from eligibility for the Exchange Privilege or the Conversion Offer,
(ii) there is a suspension of the redemption of units of an Exchange or Conversion Trust under Section 22(e) of the Investment Company Act of 1940, or
(iii) an Exchange Trust temporarily delays or ceases the sale of its units because it is unable to invest amounts effectively in accordance with its investment objectives, policies and restrictions. During the 60-day notice period prior to the termination or material amendment of the Exchange Privilege described above, the Sponsor will continue to maintain a secondary market in the units of all Exchange Trusts that could be acquired by the affected Unitholders. Unitholders may, during this 60-day period, exercise the Exchange Privilege in accordance with its terms then in effect.

      To exercise the Exchange Privilege, a Unitholder should notify the Sponsor of his desire to exercise his Exchange Privilege. To exercise the Conversion Offer, a unit owner of a Redemption Trust should notify his retail broker of his desire to redeem his Redemption Trust Units and use the proceeds from the redemption to purchase Units of one or more of the Conversion Trusts. If Units of a designated, outstanding series of an Exchange or Conversion Trust are at the time available for sale and such Units may lawfully be sold in the state in which the Unitholder is a resident, the Unitholder will be provided with a current prospectus or prospectuses relating to each Exchange or Conversion Trust in which he indicates an interest. He may then select the Trust or Trusts into which he desires to invest the proceeds from his sale of Units. The exchange transaction will operate in a manner essentially identical to a secondary market transaction except that units may be purchased at a reduced sales charge. The conversion transaction will be handled entirely through the unit owner's retail broker. The retail broker must tender the units to the trustee of the Redemption Trust for redemption and then apply the proceeds to the redemption toward the purchase of units of a Conversion Trust at a price based on the aggregate offer or bid side evaluation per Unit of the Conversion Trust, depending on which price is applicable, plus accrued interest and the applicable sales charge. The certificates must be surrendered to the broker at the time the redemption order is placed and the broker must specify to the Sponsor that the purchase of Conversion Trust Units is being made pursuant to the Conversion Offer. The unit owner's broker will be entitled to retain a portion of the sales charge.

      TAX CONSEQUENCES OF THE EXCHANGE PRIVILEGE AND THE CONVERSION OFFER. A surrender of Units pursuant to the Exchange Privilege or the Conversion Offer will constitute a "taxable event" to the Unitholder under the Internal Revenue Code. The Unitholder will realize a tax gain or loss that will be of a long- or short-term capital or ordinary income nature depending on the length of time the units have been held and other factors. (See "Tax Status".) A Unitholder's tax basis in the Units acquired pursuant to the Exchange Privilege or Conversion Offer will be equal to the purchase price of such Units. Investors should consult their own tax advisors as to the tax consequences to them of exchanging or redeeming units and participating in the Exchange Privilege or Conversion Offer.

                                  OTHER MATTERS

      LEGAL OPINIONS. The legality of the Units offered hereby and certain matters relating to federal tax law have been passed upon by Paul, Hastings, Janofsky & Walker LLP, 399 Park Avenue, New York, New York 10022 as counsel for the Sponsor. Paul, Hastings, Janofsky & Walker LLP have acted as special California counsel for the Sponsor. Carter, Ledyard & Milburn, Two Wall Street, New York, New York 10005 have acted as counsel for the Trustee.

      INDEPENDENT AUDITORS. The financial statements of the Trust for the period ended December 31, 2000 included in Part A of this Prospectus have been examined by Ernst & Young LLP, independent auditors. The financial statements have been so included in reliance on their report given upon the authority of said firm as experts in accounting and auditing.

      PERFORMANCE INFORMATION. Total returns, average annualized returns or cumulative returns for various periods of the Municipal Funds and the Trusts may be included from time to time in advertisements, sales literature and reports to current or prospective investors. Total return shows changes in Unit price during the period plus reinvestment of dividends and capital gains, divided by the maximum public offering price as of the date of calculation. Average annualized returns show the average return for stated periods of longer than a year. Figures for actual portfolios will reflect all applicable expenses and, unless otherwise stated, the maximum sales charge. No provision is made for any income taxes payable. Similar figures may be given for the Trusts. Trust performance may be compared to performance on a total return basis of the Dow Jones Industrial Average, the S&P 500 Composite Price Stock Index, or performance data from Lipper Analytical Services, Inc. and Morningstar Publications, Inc. or from publications such as Money, The New York Times, U.S. News and World Report, Business Week, Forbes or Fortune. As with other performance data, performance comparisons should not be considered representative of a Trust's relative performance for any future period.

      No person is authorized to give any information or to make any representations with respect to the Trusts not contained in Parts A and B of this Prospectus and you should not rely on any other information. The Trusts are registered as unit investment trusts under the Investment Company Act of 1940. Such registration does not imply that the Trusts or any of their Units have been guaranteed, sponsored, recommended or approved by the United States or any state or any agency or officer thereof.


                                   ----------


      This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.


                                Table of Contents


Title                                                      Page
-----                                                      ----
   PART A
   Investment Summary...................................    A-2
   Fee Table............................................    A-5
   Summary of Essential Information.....................    A-7
   Financial and Statistical Information................    A-9
   Audit and Financial Information......................    A-12


   PART B
   The Trusts...........................................    B-1
   Risk Considerations..................................    B-3
   Public Offering......................................    B-29
   Tax Status...........................................    B-32
   Rights of Unitholders................................    B-37
   Liquidity............................................    B-39
   Trust Administration.................................    B-41
   Trust Expenses and Charges...........................    B-46
   Reinvestment Plan....................................    B-46
   Exchange Privilege and Conversion Offer..............    B-47
   Other Matters........................................    B-49

                                      LOGO
                             EQUITY SECURITIES TRUST
                                    SERIES 23
                          MUNICIPAL SYMPHONY SERIES II


                            (A UNIT INVESTMENT TRUST)


                                   PROSPECTUS


                              DATED: April 30, 2001



                                    SPONSOR:


                            INVESTEC ERNST & COMPANY
                             One Battery Park Plaza
                                    7th Floor
                            New York, New York 10004
                                 (212) 898-7290


                                    TRUSTEE:


                            THE CHASE MANHATTAN BANK
                                4 New York Plaza
                            New York, New York 10004



      This Prospectus does not contain all of the information with respect to the Trusts set forth in its registration statements filed with the Securities and Exchange Commission, Washington, D.C. under the Securities Act of 1933 (file no. 333-79169) and the Investment Company Act of 1940 (file no. 811-2868), and to which reference is hereby made.

      Information may be reviewed and copied at the Commission's Public Reference Room, and information on the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies may be obtained from the SEC by:


o     visiting the SEC Internet address: http://www.sec.gov



o electronic request (after paying a duplicating fee) at the following E-mail address: publicinfo@sec.gov



o writing: Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549-6009